SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            DUKE ENERGY CORPORATION
                (Name of Registrant as Specified in its Charter)

                                      N/A
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

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
(Duke Energy          Duke Energy Corporation
logo)                 422 South Church Street
                      P.O. Box 1244
                      Charlotte, NC 28201-1244

R.B. PRIORY
Chairman of the Board
                                                                  March 16, 1998
Dear Shareholder:
     You are cordially invited to attend the annual shareholders meeting, which will be held on Thursday, April 16, 1998, at 10 a.m. in the O. J. Miller Auditorium in the Energy Center, 526 South Church Street, Charlotte, North Carolina. This will be our first annual meeting as Duke Energy Corporation. It will provide a good opportunity for us to report to you our progress following the successful completion of the merger of Duke Power Company and PanEnergy Corp, as well as to outline for you our goals for 1998.
     During the meeting, we will elect five Class I directors to three-year terms expiring in 2001, two Class II directors to one-year terms expiring in 1999 and one Class III director to a two-year term expiring in 2000. Also, we will act upon the ratification of the appointment of auditors, act upon a proposal to approve the 1998 Long-Term Incentive Plan of the Corporation, act upon a proposal to approve the Short-Term Incentive Plan for members of the Corporation's Policy Committee and transact any other business that may come before the meeting. The accompanying proxy statement contains further information about all of these matters.
     On behalf of the entire Board of Directors, I would like to express our sincere appreciation to Buck Mickel, who will conclude twenty-two years of valued service to the Corporation with his retirement from the Board of Directors at the meeting.
     The Board of Directors and I hope you can attend the meeting, and look forward to seeing you. Whether or not you expect to attend, please sign and date the enclosed form of proxy and return it promptly in the accompanying envelope to ensure that your shares will be represented. If you attend the meeting, you may withdraw any proxy previously given and vote your shares in person.
                                         Sincerely,
                                         /s/ R. B. Priory

                            DUKE ENERGY CORPORATION
                            422 SOUTH CHURCH STREET
                                 P.O. BOX 1244
                      CHARLOTTE, NORTH CAROLINA 28201-1244
                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                                                                  March 16, 1998
To the Holders of Common Stock of
  DUKE ENERGY CORPORATION:
     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Duke Energy Corporation (the "Corporation") will be held in O. J. Miller Auditorium in the Energy Center, 526 South Church Street, Charlotte, North Carolina, on Thursday, April 16, 1998, at 10 a.m., for the following purposes:
          (1) to elect five directors to Class I, two directors to Class II and one director to Class III of the Board of Directors;
          (2) to ratify the appointment of auditors;
          (3) to act upon a proposal to approve the Duke Energy Corporation 1998 Long-Term Incentive Plan;
          (4) to act upon a proposal to approve the Duke Energy Corporation Policy Committee Short-Term Incentive Plan; and
          (5) to transact such other business as may come before the meeting. The Board of Directors has fixed the close of business on February 27, 1998 as the record date for the meeting.
     It is important that your shares be represented at the meeting regardless of the number of shares you may hold. Please complete, sign and date the enclosed form of proxy and return it promptly in the enclosed envelope which requires no postage if mailed within the United States.
                                         By Order of the Board of Directors
                                         W. EDWARD POE, JR.
                                         SECRETARY

                            DUKE ENERGY CORPORATION
                                PROXY STATEMENT
     This proxy statement, with the accompanying proxy card, is first being mailed to holders of Common Stock on or about March 16, 1998 and is furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the annual meeting of shareholders to be held on April 16, 1998.
PROXIES; REVOCATION OF PROXIES
     The accompanying form of proxy may be used by a holder of Common Stock whether or not such holder attends the meeting in person. The proxy may be revoked by such holder at any time prior to its use at the meeting. There is no specific procedure or requirement under the Corporation's Restated Articles of Incorporation, By-Laws or North Carolina law with respect to how proxies may be revoked. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before such proxies are exercised, will be voted in the manner specified therein. If no directions are given, the proxies will be voted FOR the proposed slate of directors (Proposal 1); FOR the ratification of the appointment of auditors (Proposal 2); FOR the proposal to approve the Duke Energy Corporation 1998 Long-Term Incentive Plan (Proposal 3); FOR the proposal to approve the Duke Energy Corporation Policy Committee Short-Term Incentive Plan (Proposal 4); and AT THE DISCRETION OF THE PERSONS NAMED IN SUCH PROXIES ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.
COST OF PROXY SOLICITATION
     The entire cost of soliciting the proxies from holders of Common Stock will be borne by the Corporation. In addition to the solicitation of the proxies by mail, the Corporation will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of Common Stock and secure their voting instructions. The Corporation will reimburse such record holders for their reasonable expenses in so doing. The Corporation has also made arrangements with Georgeson & Company, Inc. to assist it in soliciting proxies and has agreed to pay $17,500 plus expenses for such services. If necessary, the Corporation may also use several of its officers and regular employees, who will not be specially compensated, to solicit proxies from holders of Common Stock, either personally or by telephone, telegram, facsimile, special delivery letter or by other means.
RECORD DATE; QUORUM; VOTING RIGHTS
     The Board of Directors has fixed February 27, 1998, as the record date (the "Record Date") for determination of holders of Common Stock entitled to notice of and to vote at the meeting. Accordingly, only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the meeting. The number of outstanding shares of Common Stock entitled to vote at the meeting is 360,149,391. In order to establish a quorum for the meeting, a majority of the votes entitled to be cast must be either present in person or represented by valid proxy. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum exists at the meeting.
     Each share of Common Stock entitled to vote at the meeting entitles its holder to one vote. Directors will be elected by a plurality of the votes cast by the holders of Common Stock entitled to vote at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Approval by a majority of the votes cast by holders of Common Stock is required to approve Proposals 2, 3 and 4. Any shares not voted, whether by abstention or broker non-vote, will not be counted as votes cast for purposes of determining whether Proposals 2, 3 and 4 have received sufficient votes for approval, nor will any abstentions or broker non-votes be counted in the election of directors.
MULTIPLE COPIES OF ANNUAL REPORT TO SHAREHOLDERS
     The Corporation's Annual Report to Shareholders has been mailed to all shareholders. The Annual Report is not to be regarded as proxy soliciting material. If more than one copy of the Annual Report is sent to your address and you wish to reduce the number of Annual Reports you receive and save the Corporation the cost of producing and mailing these reports, the Corporation will discontinue the mailing of reports if you mark the appropriate box on each proxy card for which you do not wish to receive an Annual Report. Mailing of dividends, dividend reinvestment and stock purchase statements, proxy materials and special notices will not be affected by your election to discontinue duplicate mailings of the Annual Report.

     At least one account must continue to receive an Annual Report. To discontinue or resume the mailing of an Annual Report to an account, shareholders of record may also call the Investor Relations Department at (800) 488-3853.
     If you own Common Stock through a bank, broker or other nominee and receive more than one Annual Report of the Corporation, contact the holder of record to eliminate duplicate mailings.
ADVANCE NOTICE PROCEDURES
     Under the Corporation's By-Laws, nominations for director may be made only by the Board of Directors or by a shareholder entitled to vote who has delivered notice to the Corporation not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting.
     The Corporation's By-Laws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors or by a shareholder entitled to vote who has delivered notice to the Corporation (containing certain information specified in the By-Laws) within the time limits described above for delivering notice of a nomination for the election of a director. These requirements apply to any matter that a shareholder wishes to raise at an annual meeting other than pursuant to the procedures under Rule 14a-8 of the Securities and Exchange Commission ("SEC").
     A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Secretary of the Corporation, Post Office Box 1244, Charlotte, North Carolina 28201-1244.
                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)
     The Corporation's Restated Articles of Incorporation provide that the Board of Directors is to be divided into three classes, as nearly equal in size as possible. Each year the directors of one class are elected to serve terms of three years.
     Five persons have been nominated by the Board of Directors for election as directors to Class I at the meeting, to serve three-year terms and until their successors are duly elected and qualified. The Class I nominees are Ann Maynard Gray, Dennis R. Hendrix, Harold S. Hook, W. W. Johnson and Russell M. Robinson,
II. All of the Class I nominees are currently Class I directors with the exception of Ms. Gray, who is currently a Class III director. In addition, the Board of Directors has nominated for election by the shareholders to their current classes each other director appointed as a director at the effective time of the merger of the Corporation and PanEnergy Corp ("PanEnergy"). Accordingly, Paul M. Anderson and Leo E. Linbeck, Jr. have been nominated for election as directors to Class II, with terms expiring in 1999, and William T. Esrey has been nominated as a director to Class III, with a term expiring in 2000.
     Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for the election of the nominees listed unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election. In that event, it is intended that such votes will be cast for such substitute nominee or nominees as may be determined by the persons named in such proxy. The Board of Directors has no reason to believe that any of the nominees listed will not be available for election as a director.
                                       2

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                       NOMINEES FOR ELECTION AS DIRECTORS
                                CLASS I NOMINEES
                            (TERM EXPIRING IN 2001)

---------------------------   ANN MAYNARD GRAY, VICE PRESIDENT, ABC, INC. AND FORMER PRESIDENT, DIVERSIFIED PUBLISHING
(Photo)                         GROUP OF ABC, INC., TELEVISION, RADIO AND PUBLISHING
                              Ms. Gray, 53, was appointed a director in June 1997 upon the merger of the Corporation and
                              PanEnergy. She had been a director of PanEnergy since 1994. She serves on the Audit and
                              Corporate Performance Review Committees. She was President, Diversified Publishing Group of
                              ABC, Inc. from 1991 until 1997, and has been a Corporate Vice President of ABC, Inc. and its predecessors since 1979. She is a director of Cyprus Amax Minerals Company.
---------------------------   DENNIS R. HENDRIX, RETIRED CHAIRMAN OF THE BOARD, PANENERGY CORP
(Photo)                       Mr. Hendrix, 58, was appointed a director in June 1997 upon the merger of the Corporation and
                              PanEnergy. He had been a director of PanEnergy since 1990. He serves on the Corporate
                              Performance Review and Nominating Committees. He was Chairman of the Board of PanEnergy from
                              1990 to 1997; Chief Executive Officer of PanEnergy from 1990 to 1995; and President of
                              PanEnergy from 1990 to 1993. He served as a director of Panhandle Eastern Pipe Line Company
                              ("PEPL") and Texas Eastern Transmission Corporation ("TETCO") from 1990 to 1997; Chairman of the Board of PEPL and TETCO from 1990 to 1994; and President of TETCO from 1990 to 1994. He is a director of Allied Waste Industries, Inc., National Power, PLC and Newfield Exploration
                              Company.
---------------------------   HAROLD S. HOOK, CONSULTANT, RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF AMERICAN GENERAL
(Photo)                         CORPORATION, DIVERSIFIED FINANCIAL SERVICES
                              Mr. Hook, 67, was appointed a director in June 1997 upon the merger of the Corporation and
                              PanEnergy. He had been a director of PanEnergy since 1978. He serves on the Corporate
                              Performance Review and Finance Committees. Mr. Hook retired from American General Corporation in 1997 after more than 18 years as Chairman and Chief Executive Officer. He serves as a director of Chase Manhattan Corporation, The Chase Manhattan Bank, Cooper Industries, Inc.
                              and Sprint Corporation.
---------------------------   W. W. JOHNSON, CHAIRMAN OF THE EXECUTIVE COMMITTEE, NATIONSBANK CORPORATION
(Photo)                       Mr. Johnson, 67, was elected a director in 1984. He is Chairman of the Compensation Committee
                              and also serves on the Finance Committee. He is Chairman of the Executive Committee of
                              NationsBank Corporation. Mr. Johnson was Chairman of the Board and Chief Executive Officer of
                              Bankers Trust of South Carolina from 1980 until its merger in January 1986 with NationsBank
                              Corporation. He is a director of NationsBank Corporation, ALLTEL Corporation and The Liberty
                              Corporation.

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
---------------------------   RUSSELL M. ROBINSON, II, ATTORNEY, ROBINSON BRADSHAW & HINSON, P.A.
(Photo)                       Mr. Robinson, 66, was elected a director in 1995 and serves on the Audit and Corporate
                              Performance Review Committees. He has been engaged in the practice of law since 1956, and is the author of ROBINSON ON NORTH CAROLINA CORPORATION LAW. He is a director of Cadmus
                              Communications Corporation and Caraustar Industries, Inc. and also serves as a member of the
                              American Law Institute and a Fellow of the American Bar Foundation. He is a member of the
                              Board of Visitors of Duke University Law School, a trustee of The Duke Endowment and a director of the Presbyterian Hospital Foundation.
                                                     CLASS II NOMINEES
                                                  (TERM EXPIRING IN 1999)
---------------------------   PAUL M. ANDERSON, PRESIDENT AND CHIEF OPERATING OFFICER, DUKE ENERGY CORPORATION
(Photo)                       Mr. Anderson, 52, became President and Chief Operating Officer and a director in June 1997 upon the merger of the Corporation and PanEnergy. He had been a director of PanEnergy since
                              1992. He serves on the Management and Finance Committees. He was named Executive Vice
                              President of PanEnergy in 1991, President in 1993 and Chief Executive Officer in 1995. He
                              also served as President and Chief Executive Officer of PEPL from 1991 to 1994, became a director in 1991 and was named Chairman of the Board in 1994. Mr. Anderson became a director of TETCO in 1991 and Chairman of the Board in 1994. Previously, he was Vice President,
                              Finance and Chief Financial Officer of Inland Steel Industries, Inc. from 1990 to 1991. Mr.
                              Anderson is a director of Temple-Inland, Inc., Kerr-McGee Corporation and Texas Eastern
                              Products Pipeline Company ("TEPPCO"), a wholly owned indirect subsidiary of the Corporation and the general partner of TEPPCO Partners, L.P., a publicly traded master limited partnership.
---------------------------   LEO E. LINBECK, JR., CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, LINBECK CORPORATION,
(Photo)                         HOLDING COMPANY OF FIVE CONSTRUCTION-RELATED FIRMS
                              Mr. Linbeck, 64, was appointed a director in June 1997 upon the merger of the Corporation and
                              PanEnergy. He had been a director of PanEnergy since 1986. He serves on the Audit and
                              Compensation Committees. He assumed his present position with Linbeck Corporation in 1990 after serving as Chairman, President and Chief Executive Officer of Linbeck Construction
                              Corporation from 1975 to 1990. He serves as a director of Daniel Industries, Inc. and as a director and trustee of 33 investment companies managed by John Hancock Advisers, Inc.

                                       4

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
                                                     CLASS III NOMINEE
                                                  (TERM EXPIRING IN 2000)
---------------------------   WILLIAM T. ESREY, CHAIRMAN AND CHIEF EXECUTIVE OFFICER, SPRINT CORPORATION, A DIVERSIFIED
(Photo)                         TELECOMMUNICATIONS HOLDING COMPANY
                              Mr. Esrey, 58, was appointed a director in June 1997 upon the merger of the Corporation and
                              PanEnergy. He had been a director of PanEnergy since 1985. He serves on the Compensation and
                              Nominating Committees. He has served as Chairman of Sprint Corporation since 1990 and as its
                              Chief Executive Officer since 1985. He was President of Sprint Corporation from 1985 to 1996.
                              He is a director of Sprint Corporation, Equitable Life Assurance Society of the United
                              States, General Mills, Inc. and Everen Capital Corporation.
                                              DIRECTORS CONTINUING IN OFFICE
---------------------------   G. ALEX BERNHARDT, SR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER, BERNHARDT FURNITURE COMPANY,
(Photo)                         FURNITURE MANUFACTURER
                              Mr. Bernhardt, 54, was elected a director in 1991. He is Chairman of the Corporate
                              Performance Review Committee and serves on the Finance Committee. He has been associated with
                              Bernhardt Furniture Company of Lenoir, North Carolina, since 1965. He was named President and a director in 1976 and became Chairman and Chief Executive Officer in 1996. He is a director of Robert Talbott, Inc. and First Union Corporation. He serves as a trustee of Davidson
                              College and a member of the North Carolina Governor's Business Council. He is a director emeritus and past President of the American Furniture Manufacturers Association. He is a
                              Class II director with a term expiring in 1999.
---------------------------   ROBERT J. BROWN, CHAIRMAN AND PRESIDENT, B&C ASSOCIATES, INC., MARKETING RESEARCH AND PUBLIC
(Photo)                         RELATIONS FIRM
                              Mr. Brown, 63, was elected a director in 1994 and serves on the Audit and Corporate
                              Performance Review Committees. He founded B&C Associates, Inc., High Point, North Carolina, in 1960, served as its President from 1960 until 1968 and has been its Chairman and President since 1973. From 1968 until 1973, Mr. Brown was a Special Assistant to the President of the
                              United States, with oversight responsibility for community relations, civil rights, emergency preparedness and day care. He is a director of First Union Corporation, Sonoco Products
                              Company, Republic Industries, Inc. and North Carolina Citizens for Business and Industry. He
                              is a Class III director with a term expiring in 2000.

                                       5

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
---------------------------   WILLIAM A. COLEY, GROUP PRESIDENT, DUKE POWER, ELECTRIC OPERATIONS OF DUKE ENERGY CORPORATION
(Photo)                       Mr. Coley, 54, joined the Corporation in 1966 and was elected a director in 1990. He was named Vice President, Operation, in 1984; Vice President, Central Division, in 1986; Senior
                              Vice President, Power Delivery, in 1988; Senior Vice President, Customer Group, in 1990;
                              Executive Vice President, Customer Group, in 1991; President, Associated Enterprises Group,
                              in 1994 and was appointed to his present position in June 1997. He serves on the Management
                              Committee. He is a director of Carolina Pad and Paper Company and the North Carolina Board of
                              SouthTrust Bank. He also serves on the Boards of Trustees of the Lynnwood Foundation, Queens
                              College, Union Theological Seminary, Presbyterian Healthcare Systems, United Way of the
                              Central Carolinas and the Charlotte Chamber of Commerce and is on the Institutional Advisory
                              Board and the Engineering Advisory Board of the Georgia Institute of Technology. He is a
                              Class II director with a term expiring in 1999.
---------------------------   GEORGE DEAN JOHNSON, JR., PRESIDENT AND CHIEF EXECUTIVE OFFICER, EXTENDED STAY AMERICA,
(Photo)                         DEVELOPMENT, OWNERSHIP AND MANAGEMENT OF EXTENDED-STAY LODGING FACILITIES
                              Mr. Johnson, 55, was elected a director in 1986. He is Chairman of the Finance Committee and
                              also serves on the Compensation Committee. Mr. Johnson began his legal career in 1967 when he joined Johnson, Smith, Hibbard and Wildman as an attorney. He was General Partner of WJB
                              Video, a Blockbuster Video franchisee, from 1987 to 1993, and served as President of the
                              Domestic Consumer Division of Blockbuster Entertainment Corporation from 1993 until 1995. He was a co-founder of Extended Stay America and has served as its President and Chief Executive
                              Officer since 1995. He is Chairman of Johnson Development Associates, Inc. Mr. Johnson is
                              also Chairman of the Board of Allrenco, Inc. and a director of Florida Panthers Holdings,
                              Inc., Extended Stay America and Republic Industries, Inc. He also serves on the Board of
                              Trustees of Converse College. He is a Class III director with a term expiring in 2000.
---------------------------   MAX LENNON, PRESIDENT, MARS HILL COLLEGE, MARS HILL, NORTH CAROLINA
(Photo)                       Dr. Lennon, 57, was elected a director in 1988. He is Chairman of the Audit Committee and also serves on the Nominating Committee. He assumed his present position as President of Mars
                              Hill College in 1996, after serving as President of Eastern Foods, Inc. from 1994 through
                              1995. He was previously involved in higher education from 1966 to 1994, his last tenure being at Clemson University where he served as President for eight years. He is a director of Delta
                              Woodside Industries, Inc. He is a Class II director with a term expiring in 1999.

                                       6

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
---------------------------   JAMES G. MARTIN, PH.D., VICE PRESIDENT, RESEARCH, CAROLINAS HEALTHCARE SYSTEM
(Photo)                       Mr. Martin, 62, was elected a director in 1994. He is Chairman of the Nominating Committee and also serves on the Compensation Committee. Since January 1993, he has been Chairman of the Research Development Board of the Carolinas HealthCare System located at Carolinas
                              Medical Center, Charlotte, North Carolina. He was named to his present position in 1995. He served as Governor of the State of North Carolina from 1985 to 1993 and was a member of the
                              United States House of Representatives, representing the Ninth District of North Carolina, from 1972 to 1984. Mr. Martin is currently a director of J. A. Jones, Inc., Palomar Medical
                              Technologies, Inc., Entropy, Inc., Reprogenesis, Inc. and Family Dollar Stores, Inc. He is
                              Chairman of the Global TransPark Foundation, Inc. and a Trustee of Davidson College and Wake
                              Forest University. He is a Class III director with a term expiring in 2000.
---------------------------   RICHARD B. PRIORY, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, DUKE ENERGY CORPORATION
(Photo)                       Mr. Priory, 51, became Chairman of the Board and Chief Executive Officer in June 1997 upon the merger of the Corporation and PanEnergy. He was elected a director in 1990. He joined the
                              Corporation in 1976 as a Design Engineer; was named Vice President, Design Engineering, in
                              1984; Senior Vice President, Generation and Information Services, in 1988; Executive Vice
                              President, Power Generation Group, in 1991 and President and Chief Operating Officer in 1994.
                              He is Chairman of the Management Committee and serves on the Finance and Nominating
                              Committees. He is a director of Dana Corporation, J. A. Jones Applied Research Corp. and
                              NationsBank Corporation. He serves on the boards of the Edison Electric Institute, the
                              Association of Edison Illuminating Companies and the Institute of Nuclear Power Operations.
                              He is a member of The National Petroleum Council and The Business Roundtable. Mr. Priory is
                              also a member of the National Academy of Engineering. He is a Class III director with a term expiring in 2000.

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        SECURITY OWNERSHIP OF NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS
     The table below sets forth the beneficial ownership of Common Stock by each director, each nominee for director, each executive officer whose name appears in the "Summary Compensation" table below ("Named Executive Officer") and by directors and executive officers of the Corporation as a group, as of December 31, 1997. In addition to the Common Stock, the Corporation also has outstanding nine series of Preferred Stock and four series of Preferred Stock A. As of December 31, 1997, no director, nominee for director or executive officer of the Corporation was the beneficial owner of any shares of the Corporation's Preferred Stock or Preferred Stock A.

                                           SHARES BENEFICIALLY      RIGHT TO          TOTAL SHARES
NAME OF INDIVIDUAL OR IDENTITY OF GROUP         OWNED (1)          ACQUIRE (2)     BENEFICIALLY OWNED
---------------------------------------    -------------------     -----------     ------------------
Paul M. Anderson3                                    76,011          360,194                436,205
G. Alex Bernhardt, Sr.4                               4,640                                   4,640
Robert J. Brown4                                      2,005                                   2,005
William A. Coley3,5                                  19,093                                  19,093
William T. Esrey4                                     2,762           13,574                 16,336
Ann Maynard Gray4                                     2,881            8,354                 11,235
W. H. Grigg7                                          1,565                                   1,565
James T. Hackett3                                    68,126           57,442                125,568
Dennis R. Hendrix4                                  257,431                                 257,431
Harold S. Hook4                                      10,418           13,574                 23,992
George Dean Johnson, Jr.4,6                          27,464                                  27,464
W. W. Johnson4                                       16,076                                  16,076
Max Lennon4                                           4,729                                   4,729
Leo E. Linbeck, Jr.4                                  4,830           13,574                 18,404
James G. Martin4                                      2,130                                   2,130
Buck Mickel4,8                                       72,572                                  72,572
Richard J. Osborne3                                   7,348                                   7,348
Richard B. Priory3                                   11,761                                  11,761
Russell M. Robinson, II4,9                       10,708,969                              10,708,969
Directors and executive officers as a
  group (23 persons)3,4,5,6,8,9                  11,334,474          525,526             11,860,000

---------------
(1) Determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Individuals may disclaim beneficial ownership for other purposes. Unless otherwise indicated in a footnote, the named individual or family member possesses sole voting power and sole investment power with respect to shares of Common Stock shown as owned by such person.
(2) Represents shares which the individual has a right to acquire within 60 days after December 31, 1997 through exercise of stock options assumed by the Corporation.
(3) Includes full shares credited to the participant's account under employee benefit plans as of December 31, 1997.
(4) Includes full shares held in trust under the arrangement for directors described under the caption "Compensation of Directors."
(5) Includes 1,411 shares owned by Mr. Coley's wife. Beneficial ownership of such shares is disclaimed.
(6) Includes 22,609 shares held in a limited partnership controlled by Mr. Johnson.
(7) Mr. Grigg also owns 13,900 shares of Common Stock units under the Corporation's Executive Savings Plan.
(8) Includes 60,000 shares owned by The Daniel Foundation of South Carolina, a charitable foundation in Greenville, South Carolina. Mr. Mickel, who is a trustee of the Foundation, with shared voting and investment power, expressly disclaims beneficial ownership of such shares.
(9) Includes 9,404,721 shares owned by The Duke Endowment and 1,302,132 shares owned by the Doris Duke Trust. Mr. Robinson, who is a trustee of each of such entities, with shared voting and investment power, expressly disclaims beneficial ownership of the shares owned by such trusts.
     No person listed in the table beneficially owned more than 1% of the Common Stock outstanding on December 31, 1997, with the exception of Russell M. Robinson, II, who beneficially owned 10,708,969 shares of such stock on that date
                                       8
largely because of the attribution to him of 9,404,721 shares owned by The Duke Endowment and 1,302,132 shares owned by the Doris Duke Trust, shares he is deemed to beneficially own in his capacities as a trustee of The Duke Endowment and a trustee of the Doris Duke Trust, respectively. The directors and executive officers as a group beneficially owned less than 1% of such stock (not including the shares owned by such trusts) on that date.
     The following table shows the number of units of limited partnership interests in TEPPCO Partners, L.P., a publicly traded master limited partnership of which Texas Eastern Products Pipeline Company, an indirect wholly owned subsidiary of the Corporation, is the general partner, which were beneficially owned on December 31, 1997 by a director, nominee for director, Named Executive Officer, or executive officer of the Corporation. None of such persons had the right to acquire units within 60 days after December 31, 1997. As of December 31, 1997, the number of units beneficially owned by directors and executive officers of the Corporation as a group (18,500 units) did not exceed 1% of the then outstanding units.

                       UNITS BENEFICIALLY
       NAME                  OWNED
-------------------    ------------------
Paul M. Anderson              2,000
Dennis R. Hendrix            14,500
Harold S. Hook                2,000

                             EXECUTIVE COMPENSATION
     Set forth below is information regarding compensation to the current Chief Executive Officer, the prior Chief Executive Officer and the other four most highly compensated executive officers of the Corporation for services to the Corporation for the years ended December 31, 1997, 1996 and 1995.
                           SUMMARY COMPENSATION TABLE

                                                                                                       LONG-TERM
                                                                    ANNUAL COMPENSATION               COMPENSATION
                                                         ------------------------------------------   ------------
                                                                                     OTHER ANNUAL         LTIP
NAME AND PRINCIPAL POSITION                    YEAR      SALARY($)     BONUS($)     COMPENSATION($)    PAYOUTS($)
---------------------------------------------  ----      ---------   ------------   ---------------   ------------
Richard B. Priory                              1997        671,933      297,339          59,652          397,013
  Chairman of the Board and                    1996        476,509      107,215          14,144          124,362
  Chief Executive Officer                      1995        423,445      149,407           9,716          130,275
William H. Grigg                               1997        825,900      259,000          43,016          705,408
  Chairman of the Board and                    1996        695,000      218,925          56,760          188,123
  Chief Executive Officer(1)                   1995        636,667      312,704          48,098          204,392
Paul M. Anderson                               1997        373,864      225,000           5,257                0
  President and
  Chief Operating Officer(2)
William A. Coley                               1997        387,392      190,407          14,302          281,959
  Group President,                             1996        378,947      300,723          43,734          124,362
  Duke Power                                   1995        380,110      208,360           9,997          130,275
James T. Hackett                               1997        211,364      207,000           2,960                0
  Group President,
  Energy Services(2)
Richard J. Osborne                             1997        299,322       72,085          36,284          171,774
  Executive Vice President                     1996        253,200       47,931           3,448           61,272
  and Chief Financial Officer                  1995        250,800       57,504           1,873           70,763

                                                   ALL OTHER
NAME AND PRINCIPAL POSITION                    COMPENSATION($)(3)
---------------------------------------------  ------------------
Richard B. Priory                                     99,165
  Chairman of the Board and                           31,254
  Chief Executive Officer                             20,945
William H. Grigg                                     292,036
  Chairman of the Board and                          182,606
  Chief Executive Officer(1)                         163,720
Paul M. Anderson                                     698,475
  President and
  Chief Operating Officer(2)
William A. Coley                                      95,180
  Group President,                                    53,594
  Duke Power                                          44,809
James T. Hackett                                      59,607
  Group President,
  Energy Services(2)
Richard J. Osborne                                    32,516
  Executive Vice President                            15,932
  and Chief Financial Officer                         13,591

---------------
(1) W. H. Grigg resigned as Chairman of the Board and Chief Executive Officer in June 1997 immediately prior to the merger of the Corporation and PanEnergy.
(2) Amounts shown for P. M. Anderson and J. T. Hackett relate to the period from June 18, 1997 to December 31, 1997.
(3) All Other Compensation Column includes the following for 1997:
       (i) Amounts contributed to the Retirement Savings Plan for Employees as follows: R. B. Priory, $7,150; W. H. Grigg, $7,150; W. A. Coley, $7,150; R. J. Osborne, $7,150.
                                       9

      (ii) Amounts accrued under a make-whole arrangement under the Executive Savings Plan designed to maintain the overall integrity of the employee benefit plans as follows: R. B. Priory, $45,413; W. H. Grigg, $50,135; W. A. Coley, $31,787; R. J. Osborne, $12,607.
      (iii) Amounts contributed to the Employees' Savings Plan of PanEnergy as follows: P. M. Anderson, $5,225; J. T. Hackett, $3,520.
      (iv) Amounts accrued under a make-whole arrangement under the Key Employees' Deferred Compensation Plan of PanEnergy designed to maintain the overall integrity of the employee benefit plans as follows: P. M. Anderson, $93,303; J. T. Hackett, $50,699.
       (v) Above-market interest earned on account balances in the Executive Savings Plan, Supplemental Account as follows: R. B. Priory, $7,080;
           W. H. Grigg, $114,457; W. A. Coley, $9,408; R. J. Osborne, $3,661.
      (vi) Above-market interest earned on account balances in the Key Employees' Deferred Compensation Plan of PanEnergy as follows: P. M. Anderson, $4,285; J. T. Hackett, $18.
      (vii) Economic value of life insurance coverage provided under life insurance plans as follows: R. B. Priory, $15,967; W. H. Grigg, $40,146; P. M. Anderson, $2,000; W. A. Coley, $4,073; J. T. Hackett,
            $358; R. J. Osborne, $1,898.
     (viii) The cost to the Corporation of supplemental life insurance coverage under the Supplemental Insurance Plan as follows: R. B. Priory, $10,531, W. H. Grigg, $18,201; W. A. Coley, $3,859.
      (ix) The economic benefit of split-dollar life insurance coverage pursuant to the Estate Conservation Plan as follows: R. B. Priory, $224; W. H. Grigg, $3,101; W. A. Coley, $282.
       (x) Pursuant to the employment agreement described in "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" below, $83,334 is deferred monthly for P. M. Anderson for a period of two years beginning in June 1997. For the period June through December 1997, $583,338 was deferred under such agreement.
LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR
     The following table sets forth estimated payments to the Named Executive Officers under the Duke Power Executive Long-Term Incentive Plan for the periods beginning in 1997. Awards are based upon the Corporation's total shareholder return during the performance period as compared with that of the companies listed in the S&P Electric Utility Index. The table assumes that total shareholder return is attained at the threshold (or minimum) performance level. There is no award, however, if total shareholder return is less than the 33rd percentile of the companies listed in the S&P Electric Utility Index. Payment of the threshold, target and maximum is estimated for performance at or above the 33rd, 55th and 75th percentiles, respectively.
     The Compensation Committee of the Board of Directors terminated the Duke Power Executive Long-Term Incentive Plan as of December 31, 1997 and elected to pay prorated awards to reflect the period of time between the beginning of the performance period and such date. The awards were originally granted based on a three-year performance period. Estimated payments in the table below are prorated to reflect such termination. (See "Compensation Committee Report on Executive Compensation -- LONG-TERM INCENTIVE COMPENSATION").

                                                                       ESTIMATED PAYMENTS
                                                              -------------------------------------
NAME                                    PERFORMANCE PERIOD    THRESHOLD($)    TARGET($)  MAXIMUM($)
-------------------------------------   ------------------    ------------    -------    ----------
W. H. Grigg (1)                           1/1/97-12/31/97        67,222       134,444      201,667
Richard B. Priory (2)                     1/1/97-12/31/97        41,875        83,750      125,625
William A. Coley                          1/1/97-12/31/97        25,376        50,753       76,129
Richard J. Osborne                        1/1/97-12/31/97        16,324        32,648       48,972

---------------
(1) Award projection is prorated to reflect Mr. Grigg's retirement.
(2) Award projection is adjusted to reflect Mr. Priory's promotion to Chairman of the Board and Chief Executive Officer.
EXERCISES OF STOCK OPTIONS IN 1997 AND YEAR-END OPTION VALUES
     The following table shows aggregate exercises of options during the fiscal year ended December 31, 1997, by the Named Executive Officers, and the aggregate fiscal year-end value of the unexercised options held by them. The value assigned to each unexercised, "in-the-money" stock option is based on the positive spread between the exercise price of such
                                       10
stock option and the fair market value ("FMV") of the Corporation's Common Stock on December 31, 1997, which was $55.4375. The FMV is the average of the high and low prices of a share of the Corporation's Common Stock on that date as reported on the New York Stock Exchange Composite Transactions Tape. The ultimate value of a stock option will be dependent on the market value of the underlying shares on a future date.
                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

                                                        NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                                                          OPTIONS AT FISCAL           IN-THE-MONEY
                               SHARES                         YEAR-END           OPTIONS AT FISCAL YEAR-
                             ACQUIRED ON     VALUE          EXERCISABLE/            END EXERCISABLE/
NAME                          EXERCISE      REALIZED        UNEXERCISABLE           UNEXERCISABLE($)
--------------------------   -----------    --------    ---------------------    -----------------------
Paul M. Anderson                    --           --         334,084/78,330          10,940,662/883,045
James T. Hackett                    --           --          52,220/15,666           1,501,195/176,609

          -----------------------------------
          Note: Future exercisability of currently unexercisable stock options depends on the grantee remaining employed by the Corporation throughout the vesting period of the options, subject to provisions applicable at retirement, death or total disability. The unexercisable options vest and become exercisable on the following schedule, although all unvested options will fully vest and become exercisable upon a change in control (as defined in the applicable option agreement) of the Corporation.

                     UNEXERCISABLE OPTIONS HELD     UNEXERCISABLE OPTIONS HELD
VESTING DATE            BY PAUL M. ANDERSON            BY JAMES T. HACKETT
-----------------    --------------------------     --------------------------
January 22, 1998               26,110                          5,222
January 22, 1999               26,110                          5,222
January 22, 2000               26,110                          5,222

RETIREMENT PLAN INFORMATION
     Executive officers and other employees of the Corporation who were employees of the Corporation prior to the merger of the Corporation and PanEnergy participate in a noncontributory, qualified pension plan known as the Retirement Cash Balance Plan. In addition, selected managers who were employees of the Corporation prior to the merger are eligible to participate in a noncontributory, nonqualified pension plan known as the Executive Cash Balance Plan. A portion of the benefits earned in the Executive Cash Balance Plan is attributable to compensation in excess of the Internal Revenue Service compensation limit ($160,000 for 1997) or deferred compensation. Benefits under the Retirement Cash Balance Plan and the Executive Cash Balance Plan are based on base pay, short-term incentives and lump-sum merit increases. The Retirement Cash Balance Plan excludes deferred compensation.
     For eligible employees, the Corporation makes an allocation to employees' accounts at the end of each month in which an employee is actively employed and receives pay for services. The Corporation's monthly allocations are equal to a percentage of an eligible employee's monthly base salary. The percentage received depends on age and completed years of service at the beginning of the year, as shown below:

                                                                                MONTHLY ALLOCATION
AGE AND SERVICE                                                                     PERCENTAGE
-----------------------------------------------------------------------------   ------------------
34 or less...................................................................            4%
35 to 49.....................................................................            5%
50 to 64.....................................................................            6%
65 or more...................................................................            7%

     In addition to the basic monthly allocation percentage, an employee will receive a monthly allocation of 4% for any portion of eligible compensation above the Social Security taxable wage base ($68,400 as of 1998).
     Employee accounts also earn monthly interest credits. The amount of the interest credit is adjusted quarterly and equals the yield on 30-year U.S. Treasury Bonds during the third week of the last month of the previous quarter, subject to a minimum rate of 4% per year and a maximum rate of 9% per year.
                                       11

     The Retirement Cash Balance Plan and the Executive Cash Balance Plan became effective on January 1, 1997. Prior to such date, eligible employees were covered under the Corporation's Employees' Retirement Plan, Supplemental Retirement Plan and Supplemental Security Plan. To account for the transition in pension plans, each employee account was given an initial opening balance determined under the predecessor plan on the basis of age and credited service. In addition, during 1997 W. H. Grigg and Richard B. Priory received as one-time supplementary contributions to their Supplemental Accounts in the Executive Cash Balance Plan allocations of $100,000 and $400,000, respectively.
     The years of credited service under the Retirement Cash Balance Plan as of December 31, 1997 for the Named Executive Officers were: William A. Coley, 31; Richard B. Priory, 21; and Richard J. Osborne, 22. Assuming that such officers continue in their present positions at their present salaries until retirement at age 65, their estimated annual pensions in a single life annuity form under the Retirement Cash Balance Plan and the Executive Cash Balance Plan attributable to such salaries would be: William A. Coley, $373,738; Richard B. Priory, $520,606; and Richard J. Osborne, $227,655. Such estimates are calculated assuming that cash balances are credited with interest at 7% per annum and using a future Social Security taxable wage base equal to $68,400. In connection with his retirement in 1997, W. H. Grigg took a lump sum distribution consisting of the entire balance in his Retirement Cash Balance Plan account. His estimated annual pension under the Executive Cash Balance Plan, using the foregoing calculation, would be $284,318.
     Certain of the executive officers and other employees of the Corporation who were employees of PanEnergy prior to the merger of the Corporation and PanEnergy participate in the PanEnergy qualified retirement plan. PanEnergy's qualified retirement plan provides, with respect to participants employed by certain participating subsidiary companies, benefits, expressed in the form of a single life annuity commencing at normal retirement date of age 65, or, if later, the fifth anniversary of participation in the retirement plan, based on a final average pay benefit formula that, in part, uses average pay for the highest 60 months out of the last 120 months of employment, which considers the regular compensation of the participant, including overtime payments, bonus payments, and some forms of deferred compensation. The PanEnergy qualified retirement plan also provides, with respect to participants employed by certain other participating subsidiary companies of PanEnergy, benefits, expressed in the form of a cash balance, based on a benefit formula that uses annual regular compensation accruals and interest accruals. In addition to providing certain death benefits, the PanEnergy qualified retirement plan permits participants who meet certain eligibility requirements to commence final average pay benefit formula benefit payments as early as age 55 and with less than full actuarial reductions for early commencement.
     Qualified retirement plan benefits under the PanEnergy qualified retirement plan may be subject to statutory limitations if the participant receives compensation in excess of a maximum, is covered by other qualified plans, if benefits are paid before Social Security retirement age, if the participant has less than ten years of plan participation, or if benefits are paid in a more valuable form than a single life annuity. When qualified plan benefits are limited by statute, nonqualified plans restore certain benefits for participants covered by the nonqualified plans to a level which would have been available if such statutory limits did not exist.
     The table below shows the estimated annual benefits payable at age 65 under the PanEnergy qualified and nonqualified retirement plans at various levels of final average compensation and assuming various years of benefit accrual service:
                          PANENERGY PENSION PLAN TABLE

                                                            YEARS OF SERVICE
                                              --------------------------------------------
REMUNERATION                                   15        20        25        30        35
-----------------------------------------     ----      ----      ----      ----      ----
                                                         (DOLLARS IN THOUSANDS)
$ 600,000................................     $142      $189      $237      $284      $331
   800,000...............................      190       253       317       380       443
 1,000,000...............................      238       317       397       476       555
 1,200,000...............................      286       381       477       572       667
 1,400,000...............................      334       445       557       668       779

     The years of benefit accrual service for each Named Executive Officer who is eligible to receive benefits under the PanEnergy plans described above are as follows: Paul M. Anderson, 19, and James T. Hackett, 2. Covered compensation, which consists of salary and bonus for the full 1997 fiscal year, is approximately $1,141,500 for Mr. Anderson and approximately $810,950 for Mr. Hackett.
                                       12

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     The Compensation Committee of the Board of Directors is currently comprised of W.W. Johnson, William T. Esrey, George Dean Johnson, Jr., Leo E. Linbeck, Jr. and James G. Martin. None of the present or former members of the Compensation Committee was at any time during 1997 or at any other time an officer or employee of the Corporation.
     No executive officer of the Corporation serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Corporation's Board of Directors or the Compensation Committee.
                            ------------------------
     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this proxy statement in whole or in part, the following Compensation Committee Report on Executive Compensation and the Performance Graph immediately following such Report shall not be incorporated by reference into any such filings.
            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee of the Board of Directors, which is composed exclusively of nonemployee directors, is responsible for the Corporation's executive compensation programs. The following is the report of the Compensation Committee on compensation policies regarding executive officers and the basis of compensation actions it has taken.
     The objective of the Corporation's executive compensation programs is to offer compensation opportunities that attract and retain talented executive officers and key employees and that motivate such employees to enhance shareholder value. Base pay, annual incentives and long-term incentives are structured to deliver competitive pay opportunities, reward individual performance and encourage executives to manage from the perspective of owners with an equity stake in the Corporation. The executive compensation programs are intended to provide total compensation (consisting of base salaries, annual cash incentive opportunities and long-term incentive opportunities) that is competitive with the median total compensation offered other executives employed by companies of similar size, complexity and lines of business. To determine competitive compensation levels, the Compensation Committee considers data from surveys, proxy statements and independent compensation consultants. The attainment of corporate, business group and, in some instances, individual performance goals determines the payouts from the annual incentive compensation plans. Long-term incentive compensation awards are designed to link a significant portion of total pay directly to long-term financial performance and creation of shareholder value.
     To underscore the importance of linking executive and shareholder interests, the Board of Directors has adopted stock ownership guidelines for executive officers and other members of senior management. The target level of ownership of Common Stock (or Common Stock equivalents) for the Chairman of the Board and Chief Executive Officer and the President and Chief Operating Officer under such guidelines is three times annual salary. The target level for other officers who are members of the Corporation's Policy Committee, including Messrs. Hackett, Coley and Osborne, is two times annual salary. Each employee subject to the guidelines is expected to achieve the ownership target within a period of five years, commencing on the later of January 1, 1997, or the date upon which the employee became subject to the guidelines. Common Stock held in an executive's 401(k) plan account, Common Stock equivalents earned through non-qualified deferred compensation programs and any Common Stock beneficially owned outside such programs are included in determining compliance with the guidelines.
  COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE
     Section 162(m) of the Internal Revenue Code imposes a limitation on the Corporation's ability to deduct from income tax annual compensation in excess of $1 million paid to certain employees, generally the chief executive officer and the four other most highly compensated executive officers. The Compensation Committee intends to structure compensation that rewards performance while preserving maximum deductibility of all compensation awards. Towards this end, the Board of Directors has recommended that the shareholders approve the Corporation's 1998 Long-Term Incentive Plan and Policy Committee Short-Term Incentive Plan to allow future grants of stock options and other performance awards to satisfy the requirements for exemption from Section 162(m). It is not anticipated that compensation realized by any executive officer under programs now in effect will result in a material loss of tax deductions.
                                       13

  BASE SALARIES
     Salaries for executive officers are reviewed annually and established by the Compensation Committee based upon job responsibilities, level of experience, individual performance and competitive data obtained from surveys, consultants and staff research. Base pay increases were approved effective March 1, 1997 for certain executive officers, including Messrs. Grigg, Priory, Coley and Osborne, in accordance with these criteria. Increases were also approved for Mr. Priory and Mr. Osborne when they assumed additional responsibilities effective with the merger of the Corporation and PanEnergy.
  SHORT-TERM INCENTIVE COMPENSATION
     In 1997, the Compensation Committee administered two annual incentive plans that permitted the granting of cash awards. Executive officers who were participants in the Duke Power Executive Short-Term Incentive Plan continued to earn incentive pay under that plan for the entire year; executive officers who were participants in the PanEnergy Annual Cash Bonus Plan at the beginning of the year continued to earn incentive pay under that plan through year end.
     Awards under the Duke Power Executive Short-Term Incentive Plan were calculated pursuant to a formula that rewarded attainment of certain corporate and business unit goals finalized in early 1997. Those goals varied according to the position held by the executive officer. Minimum, target and maximum performance levels were established, and participants could receive up to 150% of their short-term incentive targets. Key measures under the plan for named executives included return on equity, total cost per kilowatt hour delivered, corporate safety and after-tax net profit of the former Associated Enterprise Group which held all of the non-regulated businesses of the Corporation prior to the merger of the Corporation and PanEnergy. In addition to these measures, Mr. Osborne's award calculation included consideration of certain business unit measures. A portion of Mr. Coley's award was based on achievement of certain after-tax net profit measures for the Associated Enterprise Group. Mr. Coley was also eligible for an additional award based on total net profits of the Associated Enterprise Group as a whole.
     Awards under the PanEnergy Annual Cash Bonus Plan were determined on the basis of a combination of business unit and corporate earnings before interest and income taxes ("EBIT") and individual objectives. Each of these components determined one half of the executives' bonus. Messrs. Anderson and Hackett received incentive pay under the plan of 91.6% and 97.78% of target, respectively, based upon corporate performance and the executives' individual achievements.
     Effective January 1, 1998, all key employees will participate in consolidated incentive plans with awards based on increases in earnings per share, on EBIT and on the individual accountabilities of such executives for achieving growth objectives. The annual cash incentive compensation opportunity for members of the Policy Committee, including Messrs. Priory, Anderson, Hackett, Coley and Osborne, will be determined solely by the Corporation's success in achieving earnings per share growth as set forth in the Policy Committee Short-Term Incentive Plan being submitted for shareholder approval at the annual meeting.
  LONG-TERM INCENTIVE COMPENSATION
     In 1997, executive officers who participated in the Duke Power Executive Long-Term Incentive Plan continued to earn incentive compensation under that plan for the entire year. The plan included a pre-established awards formula based on total shareholder return over a three-year period compared to the performance of a peer group consisting of companies in the S&P Electric Utility Index. "Total shareholder return" was calculated as the sum of the change in the market price of the Common Stock over the three-year performance period plus dividends paid over that period divided by the price of the Common Stock at the beginning of the performance period. The minimum performance level for awards was the 33rd percentile of the peer group; the target performance level was the 55th percentile of the peer group and the maximum performance level was the 75th percentile of the peer group. The Corporation performed slightly under the target performance level by achieving total shareholder return at the 52nd percentile of the peer group for the 1995 through 1997 performance period. As a result, Messrs. Priory, Coley and Osborne received awards under the plan ranging from 32.61% to 39.6% of their respective February 1995 base salaries.
     Consistent with its decision to restructure the executive compensation program of the Corporation and, in particular, to make long-term incentive compensation entirely contingent upon increases in the market value of the Common Stock, the Compensation Committee elected to terminate outstanding award opportunities under the Duke Power Executive Long-Term Incentive Plan that had been granted in 1996 for the three-year performance period from 1996 through 1998 and outstanding award opportunities that had been granted in 1997 for the three-year performance period from 1997 through 1999. Awards were calculated at the greater of the target or actual performance level, and prorated to reflect the period of time between the date of the award and December 31, 1997. Accordingly, Mr. Priory received 29.89% of his 1996 base salary for the
                                       14

1996-1998 period and 15.83% of his 1997 base salary for the 1997-1999 period. Messrs. Osborne and Coley received 23.92% and 27.33%, respectively, of their 1996 base salary for the 1996-1998 period and 11.67% and 13.33%, respectively, of their 1997 base salary for the 1997-1999 period.
  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER
     At its February 1997 meeting, the Compensation Committee reviewed an analysis of total compensation available to chief executive officers in Duke Power's competitive marketplace. At that meeting, the Compensation Committee elected to make a 14.3% upward adjustment to Mr. Grigg's salary.
     Prior to the merger of the Corporation and PanEnergy, the Compensation Committee commissioned its compensation consultant to prepare an independent report regarding the level of compensation for the Chief Executive Officer of the Corporation, considering in particular the size of the Corporation, its complexity and the markets in which the Corporation will compete for executive talent. Based upon its analysis of the consultant's report, at its June 1997 meeting, the Compensation Committee adjusted Mr. Priory's annual base salary to $810,000 and adjusted his annual short-term incentive target to 100% of base salary beginning in 1998. Also based upon its analysis of the consultant's report, the Compensation Committee expects that it will grant Mr. Priory an award of nonqualified stock options to purchase 500,000 shares of Common Stock, subject to and effective upon shareholder approval of the Duke Energy Corporation 1998 Long-Term Incentive Plan. (See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Approval of the Duke Energy Corporation Long-Term Incentive Plan -- 1998 Plan Benefits.") The Compensation Committee believes that such an award would put in place a mechanism which will result in meaningful rewards for substantial improvements in shareholder value. The Compensation Committee does not contemplate additional awards of stock options to Mr. Priory in the foreseeable future, but will consider such additional awards as, from time to time, it deems appropriate.
     It is the Compensation Committee's intention that, taken together, the components of Mr. Priory's pay, including salary, short-term incentive opportunity and annualized long-term incentive award value, result in compensation which approximates the 50th percentile of the market when incentive plan performance expectations are met and for compensation as high as the 75th percentile of the market when results exceed expectations.
     This report has been provided by the Compensation Committee.
                                          W. W. JOHNSON, Chairman
                                          WILLIAM T. ESREY
                                          GEORGE DEAN JOHNSON, JR.
                                          LEO E. LINBECK, JR.
                                          JAMES G. MARTIN
                                       15

                               PERFORMANCE GRAPH
     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                     AMONG THE CORPORATION, S&P 500 INDEX,
               S&P UTILITIES INDEX AND S&P ELECTRIC UTILITY INDEX

(Performance Graph appears here. See the table below for plot points.)

Assumes $100 invested on Dec. 31, 1992
in Duke Common Stock, S&P 500 Index,
S&P Utilities Index, and S&P Electrics.
Assumes reinvestment of dividends.


                 1992    1993     1994     1995     1996     1997
Duke             $100    $122     $116     $150     $153     $190
S&P 500 Index    $100    $110     $111     $153     $187     $249
S&P Utilities    $100    $114     $104     $147     $151     $187
S&P Electrics    $100    $113     $ 98     $127     $127     $158

     The performance graph in the Corporation's proxy statement distributed in connection with the annual meeting of shareholders in 1997 used the S&P Electric Utility Index as the required comparative industry index, rather than the S&P Utilities Index used in the above performance graph. Because the merger of the Corporation and PanEnergy created an integrated energy company with both electric and natural gas operations, as well as energy services, the Corporation believes that a performance comparison with a peer group of electric and gas utilities, such as the S&P Utilities Index, which comprises 37 electric and/or gas utility companies, provides a more appropriate comparison than an index consisting solely of electric utilities. Total return for the S&P Electric Utility Index is shown in the above performance graph for comparison.
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
     The Corporation entered into employment agreements dated as of November 24, 1996 with Messrs. Priory, Coley, Osborne, Anderson and Hackett, which became effective on June 18, 1997 (the "Effective Time") and which remain in effect for a two-year period from the Effective Time or such longer period as may be mutually agreed upon by the parties to such agreements (the "Employment Period"). The employment agreements were amended in October 1997 (as amended, the "Employment Agreements"). In October 1997 the Corporation and the employees mutually agreed to short- and long-term incentive opportunities pursuant to the terms of the Employment Agreements. The principal terms and conditions of the Employment Agreements are described below.
     The Employment Agreements for Richard B. Priory, William A. Coley and Richard J. Osborne provide for an annual base salary that is at least equal to the executive's annual base salary for the twelve-month period prior to the Effective Time (i.e., Messrs. Priory, Coley and Osborne were paid $476,509, $378,947, $253,200, respectively, as base salary in 1996). The Employment Agreements also provide for an annual bonus opportunity of 100% for Mr. Priory and 60% for each of Messrs. Coley and Osborne under the terms of the Duke Energy Corporation Policy Committee Short-Term Incentive Plan calculated as a percentage of annual base salary. Each executive will be entitled to participate in all long-term incentive plans, savings, retirement, welfare benefit plans on the same basis as other peer executives of the Corporation. The Employment Agreements
                                       16
also provide that Messrs. Priory, Coley and Osborne will receive nonqualified stock options to purchase 500,000, 200,000 and 100,000 shares of Common Stock, respectively. Such options will be issued under the Duke Energy Corporation 1998 Long-Term Incentive Plan, which is subject to shareholder approval. In the event the executive's employment is terminated for "Good Reason" by the executive or without "Cause" by the Corporation (both as defined in the Employment Agreements), the executive will be entitled to receive a lump-sum severance payment equal to the product of three times the executive's annual base salary and target bonus. In addition, for three years following the executive's date of termination for "Good Reason" or without "Cause" by the Corporation, the executive will be entitled to continued coverage under the medical, life insurance and other welfare benefit plans of the Corporation. In the event that any of the payments or benefits provided for in the relevant Employment Agreement would constitute a "parachute payment" (as defined in section 280G(b)(2) of the Internal Revenue Code), the executive is entitled to elect to reduce such payments or benefits so that the excise tax imposed by section 4999 of the Internal Revenue Code would not apply. Each of the Priory, Coley and Osborne Employment Agreements contains a restrictive covenant that prohibits the executive from disclosing or using certain confidential information while employed by the Corporation and at any time thereafter.
     The Employment Agreement of Paul M. Anderson provides that Mr. Anderson will serve as Chief Operating Officer and President of the Corporation, a member of the Office of the Chief Executive Officer and a member of the Corporation's Policy Committee, a committee of senior executive managers designated by the Office of the Chief Executive Officer. The Anderson Employment Agreement further provides that during the Employment Period Mr. Anderson will receive an annual base salary of no less than $700,000, an annual bonus opportunity set at a target level of no less than 90% of Mr. Anderson's base salary claimed under the terms of the Duke Energy Corporation Policy Committee Short-Term Incentive Plan, and a supplementary salary payment in the event that Mr. Anderson becomes subject to North Carolina taxes such that the amount of Mr. Anderson's after-tax compensation is no less than the amount he would have received absent the imposition of North Carolina taxes. In addition, Mr. Anderson will be entitled to receive 400,000 nonqualified stock options. Such options will be issued under the Duke Energy Corporation 1998 Long-Term Incentive Plan, which is subject to shareholder approval. Pursuant to the Anderson Employment Agreement, the Corporation will also provide Mr. Anderson with deferred compensation payable upon the later of Mr. Anderson's termination of employment or his attainment of the age of 55, accruing at a monthly rate of $83,334, plus interest, for each of the twenty-four months following the Effective Time. The Anderson Employment Agreement prohibits Mr. Anderson from disclosing or using certain confidential information while employed by the Corporation and at any time thereafter. If Mr. Anderson's employment terminates before the end of the Employment Period (except in the case of termination for "Cause" or "Disability" as defined in the Employment Agreement), Mr. Anderson will be entitled to the following: (i) a lump-sum payment aggregating accrued obligations (such as unpaid salary and a pro-rata portion of his target bonus opportunity) to Mr. Anderson, and (ii) retirement benefits, including qualified defined benefit retirement benefits, excess or supplemental retirement benefits, and welfare benefits, as if Mr. Anderson had reached early retirement age as of the date of termination of his employment. In the event that compensation payments to Mr. Anderson would subject him to excise tax under section 4999 of the Internal Revenue Code, the Corporation will reduce such payments if and to the extent it would maximize Mr. Anderson's after-tax compensation.
     The Employment Agreement of James T. Hackett provides that Mr. Hackett will serve as Group President, Energy Services, the division that comprises all non-regulated energy business units of the Corporation, and as a member of the Policy Committee during the Employment Period. The Hackett Employment Agreement further provides that during the Employment Period Mr. Hackett will receive a base salary at least equal to the base salary he received for the twelve-month period prior to the Effective Time (i.e., $372,916) and an annual bonus opportunity set at a target level of no less than 70% of Mr. Hackett's base salary and earned under the terms of the Duke Energy Corporation Policy Committee Short-Term Incentive Plan. Mr. Hackett is also entitled to receive 250,000 stock options. Such options will be issued under the Duke Energy Corporation 1998 Long-Term Incentive Plan, which is subject to shareholder approval. The Hackett Employment Agreement prohibits Mr. Hackett from disclosing or using certain confidential information while employed by the Corporation and at any time thereafter. If, during the Employment Period, the Corporation terminates Mr. Hackett's employment for any reason other than "Cause" or "Disability" (as defined in the Employment Agreement), or Mr. Hackett terminates his employment for "Good Reason" (as defined in the Employment Agreement), Mr. Hackett will be entitled to the following: (i) a lump-sum payment aggregating
(a) accrued obligations (such as unpaid salary and a pro-rata portion of his target bonus opportunity) to Mr. Hackett, (b) an amount equal to three times Mr. Hackett's most recent annual compensation (including target bonus opportunity), and (c) an amount equal to the excess of (1) the actuarial present value of the retirement benefits that Mr. Hackett would receive assuming he continued employment with PanEnergy for three years over (2) the actuarial present value of Mr. Hackett's actual retirement benefits, and (ii) continued employee welfare benefits for three years. With respect to any payments, other than the payments related to restricted stock granted to Mr. Hackett pursuant to a 1995 agreement (the "Restricted Stock"), that would subject Mr. Hackett to excise tax under section 4999 of the Internal Revenue Code, the
                                       17

Corporation has agreed to (a) reduce such payments so that payments to Mr. Hackett do not exceed the amount which would be characterized as a "parachute payment" under section 280G of the Internal Revenue Code and (b) if, after such reduction, payments to Mr. Hackett remain subject to the excise tax under section 4999 of the Internal Revenue Code, make a payment to Mr. Hackett such that after the payment of all income and excise taxes, Mr. Hackett will be in the same after-tax position as if no excise tax under section 4999 had been imposed. If it is determined that the Restricted Stock, without regard to any other payments, would be subject to the excise tax under section 4999 of the Internal Revenue Code, the Corporation will make a payment to Mr. Hackett such that after the payment of all income and excise taxes, Mr. Hackett will be in the same after-tax position as if no excise tax under section 4999 had been imposed.
                           COMPENSATION OF DIRECTORS
     Effective upon the merger of the Corporation and PanEnergy, the fixed annual retainer for nonemployee directors was increased from $30,000 to $40,000. At the same time, annual compensation for serving as the Chairman of the Audit, Compensation, Nominating, Corporate Performance Review or Finance Committees was increased from $3,500 to $4,000. In addition, nonemployee directors receive a fee of $1,000 for attendance at each meeting of the Board of Directors, each committee meeting and other functions of the Corporation requiring their presence, together with expenses of attendance.
     A nonemployee director may elect to receive 50% of his or her retainer and attendance fees in the form of Common Stock or may defer such portion by having it held in trust for the director's benefit and invested in Common Stock at market price. The director may elect to receive the remaining 50% of such compensation in cash or may elect to defer, until termination of service on the Board of Directors, that portion in trust as shares of Common Stock or in an investment account that is credited with interest based upon the interest paid on 30-year U.S. Treasury Bonds.
     Each January and July that a nonemployee director continues to serve on the Board of Directors, such director is credited with 100 shares of Common Stock to be held in trust. Each director who previously served as a PanEnergy director was also credited with an amount of shares of Common Stock, to be similarly held in trust, based upon the benefit that such director had accrued under a PanEnergy directors' retirement plan that was terminated upon the merger of the Corporation and PanEnergy.
     In general, shares of Common Stock held in trust, and income thereon, will not become distributable until the nonemployee director terminates service on the Board of Directors. Dividends will be converted into additional shares held in trust at fair market value on the dividend payment date. When a nonemployee director terminates service on the Board of Directors, shares held in trust for his or her account will be distributed to the director on the basis of the distribution schedule chosen by such director.
     Upon completing ten years of service on the Board of Directors, each director becomes eligible to participate in the Directors' Charitable Giving Program. Under this program, the Corporation will make, upon the director's death, donations of up to $1,000,000 to charitable organizations selected by the director. A director may request that the Corporation make donations under this program during the director's lifetime, in which case the maximum donation will be reduced on a net present value basis. The Corporation maintains life insurance policies upon eligible directors to fund donations under the program. Eligible directors include only those who were members of the Board of Directors on February 18, 1998, and certain former directors who previously qualified for benefits.
     Nonemployee directors are subject to stock ownership guidelines that became effective on January 1, 1997. The guidelines require nonemployee directors to build and maintain holdings of Common Stock (or Common Stock equivalents) equal in market value to three times the annual retainer ($120,000). Nonemployee directors must attain this ownership level within five years from the date of implementation of the guidelines, or from the commencement of their service on the Board of Directors, if after the implementation date.
                  INFORMATION REGARDING THE BOARD OF DIRECTORS
     The Board of Directors had nine meetings during 1997. No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors held during the period for which he or she was a director and the meetings of the committees upon which he or she served during the period for which he or she was a director.
     Among its standing committees the Corporation has a Management Committee, an Audit Committee, a Compensation Committee, a Nominating Committee, a Corporate Performance Review Committee and a Finance Committee.
                                       18

     The Management Committee consists of Richard B. Priory, Paul M. Anderson and William A. Coley. This Committee may exercise all of the authority of the Board of Directors except with respect to certain actions specified in the Corporation's By-Laws.
     The Audit Committee consists of Robert J. Brown, Ann Maynard Gray, Max Lennon, Leo E. Linbeck, Jr. and Russell M. Robinson, II. This Committee recommends to the Board of Directors the engagement of the independent auditors for the Corporation, determines the scope of the auditing of the books and accounts of the Corporation, reviews reports submitted by the auditors, examines procedures employed in connection with the Corporation's internal audit program and makes recommendations to the Board of Directors as may be appropriate. The Committee held seven meetings during 1997.
     The Compensation Committee consists of William T. Esrey, George Dean Johnson, Jr., W. W. Johnson, Leo E. Linbeck, Jr. and James G. Martin. This Committee sets the salaries and other compensation of all employees of the Corporation except the Chairman of the Board, President and any other officers the Board of Directors may designate whose salaries are at a monthly rate at or above a level determined from time to time by the Board of Directors. This Committee makes recommendations to the Board of Directors regarding the salary of the Chairman of the Board and any President for consideration and action by the Board of Directors, without the presence or participation of those directors who are also employees of the Corporation. The Committee also makes recommendations to the Board of Directors regarding the compensation of nonemployee directors. The Committee held eight meetings during 1997.
     The Nominating Committee recommends to the Board of Directors the size and composition of the Board of Directors within the limits set forth in the Corporation's Restated Articles of Incorporation and By-Laws and recommends persons to be considered as successors to the Chief Executive Officer. The Committee will consider nominees for the Board of Directors recommended by shareholders. The Committee, consisting of William T. Esrey, Dennis R. Hendrix, Max Lennon, James G. Martin and Richard B. Priory, met twice in 1997.
     The Corporate Performance Review Committee consists of G. Alex Bernhardt, Sr., Robert J. Brown, Ann Maynard Gray, Dennis R. Hendrix, Harold S. Hook and Russell M. Robinson, II. This Committee monitors and makes recommendations for improving the overall performance of the Corporation, and, at the policy level, determines the adequacy of and support for the Corporation's emphasis on continuous improvement. The Committee met seven times during 1997.
     The Finance Committee consists of Paul M. Anderson, G. Alex Bernhardt, Sr., Harold S. Hook, George Dean Johnson, Jr., W. W. Johnson and Richard B. Priory. This Committee reviews the financial and fiscal affairs of the Corporation and makes recommendations to the Board of Directors regarding the Corporation's dividend, financing and fiscal policies. The Committee met seven times during 1997.
     In February 1998, the Corporation adopted a policy stating that members of the Board of Directors are to submit their resignation as a matter of course upon a change in employment or other significant change in their professional roles and responsibilities, with the exception of the normal retirement of those individuals who were members of the Board of Directors on the date the policy was adopted. The Nominating Committee will determine whether any such resignation will be accepted. It is expected that acceptance of any such resignation will be effective as of the end of the term of the director tendering the resignation.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
     The Corporation has had business relationships and engaged in certain transactions with affiliated parties. It is the policy of the Corporation to engage in transactions with related parties only on terms that, in the opinion of the Corporation, are no less favorable to the Corporation than could be obtained from unrelated parties.
     During 1997, the Corporation retained the law firm of Robinson, Bradshaw & Hinson, P.A., of which Russell M. Robinson, II, a director of the Corporation, is a shareholder, in connection with a number of matters. Fees for legal services paid by the Corporation to the law firm in 1997 represented less than 5% of such firm's gross revenues for the year.
                                       19

                    RATIFICATION OF APPOINTMENT OF AUDITORS
                                  (PROPOSAL 2)
     The Board of Directors, upon recommendation of the Audit Committee, has reappointed, subject to shareholder ratification, the firm of Deloitte & Touche LLP, certified public accountants, as independent auditors to make an examination of the accounts of the Corporation for the year 1998. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.
    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.
     A representative of Deloitte & Touche LLP will, as in prior years, attend the annual meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.
                    APPROVAL OF THE DUKE ENERGY CORPORATION
                         1998 LONG-TERM INCENTIVE PLAN
                                  (PROPOSAL 3)
     The following is a description of the Duke Energy Corporation 1998 Long-Term Incentive Plan (the "1998 Plan"), which was adopted by the Board of Directors on February 18, 1998. If approved by the shareholders as proposed herein, the 1998 Plan will allow the grant of incentive awards to employees of the Corporation and its subsidiaries and to nonemployee members of the Board of Directors. The 1998 Plan provides for the grant of stock options, including both incentive stock options and nonqualified stock options, as well as stock appreciation rights, restricted stock, performance awards, phantom stock, and dividend equivalents, as described below. The purpose of the 1998 Plan is to promote the interests of the Corporation and its shareholders by strengthening the Corporation's ability to attract, motivate and retain employees and directors and to provide an additional incentive for employees and directors to promote the financial success and growth of the Corporation. The 1998 Plan is designed to allow for the grant of certain types of awards that conform to the requirements for tax deductible "performance-based" compensation under section 162(m) of the Internal Revenue Code, as discussed under "Compliance with Section 162(m) of the Internal Revenue Code" in the section of this proxy statement entitled "Compensation Committee Report on Executive Compensation."
     The full text of the 1998 Plan was filed electronically with the SEC with this proxy statement. A brief description of the material features of the 1998 Plan is set forth below, but is qualified by reference to the full text thereof.
     1998 PLAN BENEFITS. As of the date of this proxy statement, no awards have been made under the 1998 Plan. The table below sets forth all determinations made as of the date of this proxy statement as to future award recipients and the size or type of such awards under the 1998 Plan. It is anticipated that the Compensation Committee will grant the awards set forth below under the 1998 Plan on the date of the annual meeting, subject to shareholder approval of the 1998 Plan. With respect to the Named Executive Officers, the awards are to be made pursuant to the employment agreements described in "Employment Contracts and Termination of Employment and Change-in-Control Arrangements." No awards to non-executive officer employees under the 1998 Plan are anticipated during 1998.

                                           NUMBER
                                          OF STOCK
NAME                                       OPTIONS
--------------------------------------    ---------
Richard B. Priory                           500,000
Paul M. Anderson                            400,000
William A. Coley                            200,000
James T. Hackett                            250,000
Richard J. Osborne                          100,000
All Executive Officers as a Group (9)     1,900,000

     Currently, approximately 1,000 persons are expected to be considered by the Committee for participation in the 1998 Plan. The number of persons eligible to participate in the 1998 Plan and the number of grantees may vary from year to year.
     RESERVATION OF SHARES. The Corporation has reserved, subject to shareholder approval of the 1998 Plan, 15,000,000 shares of Common Stock for issuance under the 1998 Plan, provided that no more than 1,500,000 shares of Common Stock may be issued pursuant to all awards of restricted stock, performance awards or phantom stock under the 1998 Plan. The shares of Common Stock to be issued under the 1998 Plan shall be made available from authorized but unissued shares of Common Stock. If any shares of Common Stock that are the subject of an award are not issued and cease to be issuable for
                                       20
any reason, such shares will no longer be charged against such maximum share limitation and may again be made subject to awards under the 1998 Plan. In the event of certain corporate reorganizations, recapitalizations, or other specified corporate transactions affecting the Corporation or the Common Stock, proportionate adjustments may be made to the number of shares available for grant under the 1998 Plan, the applicable maximum share limitations under the 1998 Plan, and the number of shares and prices under outstanding awards at the time of the event.
     ADMINISTRATION. The 1998 Plan will be administered by the Compensation Committee, or such other committee or subcommittee of the Board of Directors designated for such purpose (the "Committee"). Subject to the limitations set forth in the 1998 Plan, the Committee has the authority to determine the persons to whom awards are granted, the types of awards to be granted, the time at which awards will be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which the award will become vested, exercisable or payable, and the duration of the award. The Committee may provide for the acceleration of the vesting or exercise period of an award at any time prior to its termination or upon the occurrence of specified events. With the consent of the affected participant, the Committee has the authority to cancel and replace awards previously granted with new awards for the same or a different number of shares and for the same or different exercise or base price and may amend the terms of any outstanding award, provided that the Committee shall not have the authority to reduce the exercise or base price of an award by amendment or cancellation and substitution of an existing award without approval of the Corporation's shareholders. With respect to awards granted under the 1998 Plan to nonemployee members of the Board of Directors, all rights, powers and authorities vested in the Committee under the 1998 Plan shall instead be exercised by the Board of Directors.
     ELIGIBILITY. All employees of the Corporation and its subsidiaries and all nonemployee members of the Board of Directors are eligible to be granted awards under the 1998 Plan, as selected from time to time by the Committee in its sole discretion.
     STOCK OPTIONS. The 1998 Plan authorizes the grant of nonqualified stock options and incentive stock options. Nonqualified stock options may be granted to employees and nonemployee directors. Incentive stock options may only be granted to employees. The exercise price of an option may be determined by the Committee, provided that the exercise price per share of an option may not be less than the fair market value of a share of Common Stock on the date of grant. The value of Common Stock (determined at the time of grant) that may be subject to incentive stock options that become exercisable by any one employee in any one year is limited to $100,000. The maximum term of stock options granted under the 1998 Plan is ten years from the date of grant. The Committee shall determine the extent to which an option shall become and/or remain exercisable in the event of termination of employment or service of a participant under certain circumstances, including retirement, death or disability, subject to certain limitations for incentive stock options. Under the 1998 Plan, the exercise price of an option is payable by the participant in cash, or, in the discretion of the Committee, in shares of Common Stock, or by any other method approved of by the Committee. The maximum number of shares of Common Stock that may be granted under stock options to any one participant during any calendar year shall be limited to 1,000,000 shares. Nonqualified stock options granted under the 1998 Plan are intended to qualify for exemption under section 162(m) of the Internal Revenue Code. To the extent permitted by the Committee, nonqualified stock options may be transferred to members of a participant's immediate family, to certain other entities which are owned or controlled by members of a participant's immediate family, or to any persons or entities approved of in advance by the Committee.
     STOCK APPRECIATION RIGHTS. The 1998 Plan authorizes the Committee to grant awards of stock appreciation rights. A stock appreciation right may be granted either in tandem with an option or without relationship to an option. A stock appreciation right entitles the holder, upon exercise, to receive a payment based on the difference between the base price of the stock appreciation right and the fair market value of a share of Common Stock on the date of exercise, multiplied by the number of shares as to which such stock appreciation right will have been exercised. A stock appreciation right granted in tandem with an option will have a base price per share equal to the per share exercise price of the option, will be exercisable only at such time or times as the related option is exercisable and will expire no later than the time when the related option expires. Exercise of the option or the stock appreciation right as to a number of shares results in the cancellation of the same number of shares under the tandem right. A stock appreciation right granted without relationship to an option will be exercisable as determined by the Committee, but in no event after ten years from the date of grant. The base price assigned to a stock appreciation right granted without relationship to an option shall not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The maximum number of shares of Common Stock that may be subject to stock appreciation rights granted to any one participant during any calendar year shall be limited to 1,000,000 shares. Stock appreciation rights are payable in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock, in the discretion of the Committee. Stock appreciation rights granted under the 1998 Plan are intended to qualify for exemption under section 162(m) of the Internal Revenue Code.
                                       21

     PERFORMANCE AWARDS. The 1998 Plan authorizes the Committee to grant performance awards, which are units denominated on the date of grant either in shares of Common Stock ("performance shares") or in specified dollar amounts ("performance units"). Performance awards are payable upon the achievement of performance criteria established by the Committee at the beginning of the performance period, which may not exceed ten years from the date of grant. At the time of grant, the Committee establishes the number of units, the duration of the performance period or periods, the applicable performance criteria, and, in the case of performance units, the target unit value or range of unit values for the performance awards. At the end of the performance period, the Committee determines the payment to be made based on the extent to which the performance goals have been achieved. Performance awards are payable in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock, in the discretion of the Committee.
     The Committee may grant performance awards that are intended to qualify for exemption under section 162(m) of the Internal Revenue Code, as well as performance awards that are not intended to so qualify. The performance criteria for a section 162(m) qualified award, which may relate to the Corporation, any subsidiary or any business unit, and may be measured on an absolute or relative to peer group basis, shall be limited to (i) total shareholder return, (ii) stock price increase, (iii) return on equity, (iv) return on capital, (v) earnings per share, (vi) earnings before interest and taxes, (vii) cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital) and (viii) cost per kWh. The maximum amount of compensation that may be payable in any one calendar year to any one participant designated to receive a performance unit award intended to qualify under section 162(m) is $2.5 million. The maximum number of stock units that may be subject to performance share awards intended to qualify under section 162(m) granted to any one participant in any one calendar year is 200,000 units.
     RESTRICTED STOCK AWARDS. The 1998 Plan authorizes the Committee to make awards of restricted stock. An award of restricted stock represents shares of Common Stock that are issued subject to such restrictions on transfer and on incidents of ownership and such forfeiture conditions as the Committee deems appropriate. The restrictions imposed upon an award of restricted stock will lapse in accordance with the vesting requirements specified by the Committee in the award agreement. Such vesting requirements may be based on the continued employment of the participant for a specified time period or on the attainment of specified business goals or performance criteria established by the Committee. The Committee may, in connection with an award of restricted stock, require the payment of a specified purchase price. Subject to the transfer restrictions and forfeiture restrictions relating to the restricted stock award, the participant will otherwise have the rights of a shareholder of the Corporation, including all voting and dividend rights, during the period of restriction unless the Committee determines otherwise at the time of the grant.
     The Committee may grant awards of restricted stock that are intended to qualify for exemption under section 162(m) of the Internal Revenue Code, as well as awards that are not intended to so qualify. An award of restricted stock that is intended to qualify for exemption under section 162(m) shall have its vesting requirements limited to the performance criteria described above under the heading "PERFORMANCE AWARDS." The maximum number of shares of Common Stock that may be subject to awards of restricted stock intended to qualify under section 162(m) granted to any one participant during any calendar year shall be limited to 200,000 shares.
     PHANTOM STOCK. The 1998 Plan authorizes the Committee to grant awards of phantom stock. An award of phantom stock gives the participant the right to receive payment at the end of a fixed vesting period based on the value of a share of Common Stock at the time of vesting. No vesting period shall exceed ten years from the date of grant. Phantom stock units are subject to such restrictions and conditions to payment as the Committee determines are appropriate. An award of phantom stock may be granted, at the discretion of the Committee, together with an award of dividend equivalent rights for the same number of shares covered thereby. Phantom stock awards are payable in cash or in shares of Common Stock having an equivalent fair market value on the applicable vesting dates, or in a combination thereof, in the discretion of the Committee.
     DIVIDEND EQUIVALENTS. The 1998 Plan authorizes the Committee to grant awards of dividend equivalents. Dividend equivalent awards entitle the holder to a right to receive cash payments determined by reference to dividends declared on the Common Stock during the term of the award, which shall not exceed ten years from the date of grant. Dividend equivalent awards may be granted on a stand-alone basis or in tandem with other awards under the 1998 Plan. Dividend equivalent awards granted on a tandem basis with other awards shall expire at the time the underlying award is exercised, otherwise becomes payable, or expires. Dividend equivalent awards are payable in cash or in shares of Common Stock, as determined by the Committee.
     CHANGE IN CONTROL. The Committee may provide for the effect of a "change in control" (as defined in the 1998 Plan) upon an award granted under the 1998 Plan. Such provisions may include (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from an award,
(ii) the waiver or modification of performance or other
                                       22
conditions related to payment or other rights under an award, (iii) providing for the cash settlement of an award, or (iv) such other modification or adjustment to an award as the Committee deems appropriate.
     TERM AND AMENDMENT. The 1998 Plan has a term of ten years, subject to earlier termination or amendment by the Board of Directors. The Board of Directors may amend the 1998 Plan at any time, except that shareholder approval is required for amendments that would change the persons eligible to participate in the 1998 Plan, increase the number of shares of Common Stock reserved for issuance under the 1998 Plan, allow the grant of options at an exercise price below fair market value, or allow the repricing of options without shareholder approval.
     FEDERAL INCOME TAX CONSEQUENCES. The following is a general description of the federal income tax consequences to participants and the Corporation relating to options and other awards that may be granted under the 1998 Plan. This discussion does not purport to cover all tax consequences relating to options and other awards.
     A participant will not recognize income upon the grant of a nonqualified stock option to purchase shares of Common Stock. Upon exercise of the option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock on the date the option is exercised over the exercise price for such shares. The Corporation will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant. The deduction will be allowed at the same time the participant recognizes the income.
     A participant will not recognize income upon the grant of an incentive stock option to purchase shares of Common Stock and will not recognize income upon exercise of the option, provided the participant was an employee of the Corporation or a subsidiary at all times from the date of grant until three months prior to exercise. Where a participant who has exercised an incentive stock option sells the shares of Common Stock acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. A participant who sells such shares of Common Stock within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of such shares on the date of exercise, or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. The Corporation will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the participant recognizes the income.
     The current federal income tax consequences of other awards authorized under the 1998 Plan are generally in accordance with the following: stock appreciation rights are subject to taxation in substantially the same manner as nonqualified stock options; restricted stock subject to a substantial risk of forfeiture results in income recognition to the excess of the fair market value of the shares of Common Stock over the purchase price (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance awards, phantom stock and dividend equivalents are generally subject to tax at the time of payment. In each of the foregoing cases, the Corporation will generally have a corresponding deduction at the same time the participant recognizes income.
     The closing price of the Corporation's Common Stock on the New York Stock Exchange on March 9, 1998 was $56.75 per share.
    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.
                    APPROVAL OF THE DUKE ENERGY CORPORATION
                   POLICY COMMITTEE SHORT-TERM INCENTIVE PLAN
                                  (PROPOSAL 4)
     The Duke Energy Corporation Policy Committee Short-Term Incentive Plan (the "Policy Committee Plan") is designed to advance the interests of the Corporation by rewarding members of the Policy Committee (currently numbering eight) when performance-based financial objectives are achieved. The Policy Committee Plan will be administered by the Compensation Committee of the Board of Directors of the Corporation. Awards may be granted only to members of the Policy Committee.
     The full text of the Policy Committee Plan was filed electronically with the SEC with this proxy statement. A brief description of the material features of the Policy Committee Plan is set forth below, but is qualified by reference to the full text thereof.
     DESCRIPTION OF POLICY COMMITTEE PLAN. Prior to the commencement of each fiscal year, the Compensation Committee will establish performance targets for the Corporation and corresponding target awards for each participant for such fiscal
                                       23
year. The performance targets will be expressed as specified levels of earnings per share of the Corporation's Common Stock for such fiscal year. The earnings per share of the Corporation's Common Stock is the sole performance criterion under the Policy Committee Plan. Awards will be payable in cash, and the aggregate amount of all payments to any participant will not exceed $1,500,000 for any annual performance period.
     As soon as practicable after the close of a performance period, the Compensation Committee will certify in writing the extent to which the performance targets have been achieved. If any targets have been achieved, the Compensation Committee will determine for each participant the amount of the award that has been earned, based on a pre-determined formula. The Compensation Committee may reduce the amount of any such award based upon the Compensation Committee's assessment of individual performance. The Compensation Committee may permit participants to elect to defer payment of all or part of any awards.
     The Policy Committee Plan is intended to satisfy the requirements of section 162(m) of the Internal Revenue Code, which allows a federal income tax deduction for performance-based incentive compensation.
     The Policy Committee Plan will continue in effect until terminated by the Board of Directors. The Compensation Committee, however, retains the right to amend or modify the Policy Committee Plan as it deems advisable. No such amendment or modification will be effective without Board of Director or shareholder approval if such approval is required to comply with the requirements for performance-based compensation under section 162(m) of the Internal Revenue Code.
     POLICY COMMITTEE PLAN BENEFITS. The Compensation Committee has granted target awards under the Policy Committee Plan in the following target amounts, subject to shareholder approval of the Policy Committee Plan:

NAME OR IDENTITY OF GROUP                                        DOLLAR VALUE ($)
--------------------------------------------------------------   ----------------
Richard B. Priory                                                      810,000
Paul M. Anderson                                                       630,000
William A. Coley                                                       228,000
James T. Hackett                                                       280,000
Richard J. Osborne                                                     194,400
All Eligible Executive Officers as a Group (8)                       2,758,000

     The actual amounts of the awards may be more or less than the amounts of such target awards, depending upon the extent to which earnings per share of the Corporation's Common Stock differ from the earnings per share performance target.
    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.
                                 OTHER MATTERS
     On the date this proxy statement went to press, management did not know of any other matters to be brought before the meeting other than those described in this proxy statement. If any matters come before the meeting that are not specifically set forth on the proxy card and in this proxy statement, it is the intention of the persons named in the proxy card to vote thereon in accordance with their best judgment.
  PROPOSALS FOR 1999 ANNUAL MEETING
     Shareholders who intend to present proposals at the annual meeting in 1999, and who wish to have such proposals included in the Corporation's proxy statement for that meeting, must be certain that such proposals are received by the Secretary of the Corporation by November 16, 1998. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 1999 annual meeting.
  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     To the Corporation's knowledge, based on information furnished to it and contained in the reports filed pursuant to Rule 16a-3 of the Exchange Act, as well as any written representations that no other reports were required, all applicable Section 16(a) filing requirements were complied with during the year ended December 31, 1997, except that George Dean Johnson, Jr., a director of the Corporation, failed to timely report a transfer of shares of Common Stock to a trust of which he was the beneficiary.
                                       24

  ANNUAL REPORT ON FORM 10-K
     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, WHICH IS REQUIRED TO BE FILED WITH THE SEC, WILL BE MADE AVAILABLE TO HOLDERS OF COMMON STOCK TO WHOM THIS PROXY STATEMENT IS MAILED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE INVESTOR RELATIONS DEPARTMENT, DUKE ENERGY CORPORATION, P.O. BOX 1005, CHARLOTTE, NORTH CAROLINA 28201-1005.
     Whether or not you plan to attend the meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.
                                         By Order of the Board of Directors
                                         W. EDWARD POE, JR.
Charlotte, North Carolina                SECRETARY
March 16, 1998
                                       25

                               (Duke Energy Logo)

                                                                 EXHIBIT A

                             DUKE ENERGY CORPORATION

                          1998 LONG-TERM INCENTIVE PLAN



1.       PURPOSE OF THE PLAN

         The purpose of the Duke Energy Corporation 1998 Long-Term Incentive Plan is to promote the interests of the Corporation and its shareholders by strengthening the Corporation's ability to attract, motivate and retain employees and directors of the Corporation upon whose judgment, initiative and efforts the financial success and growth of the business of the Corporation largely depend, and to provide an additional incentive for employees and directors through stock ownership and other rights that promote and recognize the financial success and growth of the Corporation.

2.       DEFINITIONS

         Wherever the following capitalized terms are used in this Plan they shall have the meanings specified below:

         (a) "Award" means an award of an Option, Restricted Stock, Stock Appreciation Right, Performance Award, Phantom Stock or Dividend Equivalent granted under the Plan.

         (b) "Award Agreement" means an agreement entered into between the Corporation and a Participant setting forth the terms and conditions of an Award granted to a Participant.

         (c)  "Board" means the Board of Directors of the Corporation.

         (d) "Change in Control" shall have the meaning specified in Section 12 hereof.

         (e)  "Code" means the Internal Revenue Code of 1986, as amended.

         (f) "Committee" means the Compensation Committee of the Board, or such other committee or subcommittee of the Board appointed by the Board to administer the Plan from time to time.

         (g) "Common Stock" means the common stock of the Corporation, without par value.

         (h) "Corporation" means Duke Energy Corporation, a North Carolina corporation.

         (i) "Date of Grant" means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify that the Award becomes effective.

         (j) "Effective Date" means the Effective Date of this Plan, as defined in Section 15.1 hereof.

         (k) "Dividend Equivalent" means an Award under Section 11 hereof entitling the Participant to receive payments with respect to dividends declared on the Common Stock.

         (l) "Eligible Person" means any person who is an Employee or an Independent Director.

         (m) "Employee" means any person who is an employee of the Corporation or any Subsidiary; provided, however, that with respect to Incentive Stock Options, "Employee" means any person who is considered an employee of the Corporation or any Subsidiary for purposes of Treasury Regulation ss. 1.421-7(h).

         (n) "Fair Market Value" of a share of Common Stock as of a given date means the closing sales price of the Common Stock on the New York Stock Exchange as reflected on the composite index on the trading day immediately preceding the date as of which Fair Market Value is to be determined or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported. If Common Stock is not listed on the New York Stock Exchange on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

         (o) "Independent Director" means a member of the Board who is not an employee of the Corporation or any Subsidiary.

         (p) "Incentive Stock Option" means an option to purchase Common Stock that is intended to qualify as an incentive stock option under section 422 of the Code and the Treasury Regulations thereunder.

         (q) "Nonqualified Stock Option" means an option to purchase Common Stock that is not an Incentive Stock Option.

         (r) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under Section 6 hereof.

         (s) "Participant" means any Eligible Person who holds an outstanding Award under the Plan.

         (t) "Phantom Stock" means an Award under Section 10 hereof entitling a Participant to a payment at the end of a vesting period of a unit value based on the Fair Market Value of a share of Common Stock.

         (u) "Plan" means the Duke Energy Corporation 1998 Long-Term Incentive Plan as set forth herein, as it may be amended from time to time.

         (v) "Performance Award" means an Award made under Section 9 hereof entitling a Participant to a payment based on the Fair Market Value of Common Stock (a "Performance Share") or based on specified dollar units (a "Performance Unit") at the end of a performance period if certain conditions established by the Committee are satisfied.

         (w) "Restricted Stock" means an Award under Section 8 hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

         (x) "Section 162(m)" means section 162(m) of the Code and the Treasury Regulations thereunder.

         (y) "Section 162(m) Participant" means any Participant who, in the sole judgment of the Committee, could be treated as a "covered employee" under
Section 162(m) at the time income may be recognized by such Participant in connection with an Award that is intended to qualify for exemption under Section 162(m).

         (z) "Stock Appreciation Right" or "SAR" means an Award under Section 7 hereof entitling a Participant to receive an amount, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock on the date of exercise.

         (aa) "Subsidiary" means an entity that is wholly owned, directly or indirectly, by the Corporation, or any other affiliate of the Corporation that is so designated, from time to time, by the Committee, provided, however, that with respect to Incentive Stock Options, the term "Subsidiary" shall not include any entity that does not qualify within the meaning of Section 424(f) of the Code as a "subsidiary corporation" with respect to the Corporation.

3.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN

         3.1. Number of Shares. Subject to the following provisions of this
Section 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is 15,000,000 shares of Common Stock; provided, however, that no more than 1,5000,000 shares of Common Stock may be issued pursuant to all Awards of Restricted Stock, Performance Awards or Phantom Stock under the Plan. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock. If any share of Common Stock that is the subject of an Award is not issued and ceases to be issuable for any reason, or is forfeited, cancelled or returned to the Corporation for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, such share of Common Stock will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

         3.2. Adjustments. If there shall occur any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any similar corporate transaction or event in respect of the Common Stock, then the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, cause a proportionate adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 3.1 hereof, (ii) the maximum numbers and kind of shares set forth in Sections 6.1, 7.1, 8.2 and 9.4 hereof, (iii) the number and kind of shares of Common Stock, share units, or other rights subject to the then-outstanding Awards, (iv) the price for each share or unit or other right subject to then outstanding Awards without change in the aggregate purchase price or value as to which such Awards remain exercisable or subject to restrictions, (v) the performance targets or goals appropriate to any outstanding Performance Awards (subject to such limitations as appropriate for Awards intended to qualify for exemption under Section 162(m)) or (vi) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of section 424(a) of the Code.

4.       ADMINISTRATION OF THE PLAN

         4.1. Committee Members. Except as provided in Section 4.4 hereof, the Plan will be administered by the Committee which, to the extent deemed necessary or appropriate by the Board, will consist of two or more persons who satisfy the requirements for a "nonemployee director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and/or the requirements for an "outside director" under Section 162(m). The Committee may exercise such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award under it.

         4.2. Discretionary Authority. Subject to the express limitations of the Plan, the Committee has authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, and the duration of the Award. The Committee also has discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to determine the terms and provisions of the respective Award Agreements and to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

         4.3. Changes to Awards. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants, (i) the cancellation of any or all outstanding Awards and the grant in substitution therefor of new Awards covering the same or different numbers of shares of Common Stock and having an exercise or base price which may be the same as or different than the exercise or base price of the cancelled Awards or (ii) the amendment of the terms of any and all outstanding Awards; provided, however, that the Committee shall not have the authority to reduce the exercise or base price of an Award by amendment or cancellation and substitution of an existing Award without the approval of the Corporation's shareholders. The Committee may in its discretion accelerate the vesting or exercisability of an Award at any time or on the basis of any specified event.

         4.4. Delegation of Authority. The Committee shall have the right, from time to time, to delegate to one or more officers of the Corporation the authority of the Committee to grant and determine the terms and conditions of Awards under the Plan, subject to such limitations as the Committee shall determine; provided, however, that no such authority may be delegated with respect to Awards made to any member of the Board or any Section 162 (m) Participant.


         4.5. Awards to Independent Directors. An Award to an Independent Director under the Plan shall be approved by the Board. With respect to Awards to Independent Directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.


5.       ELIGIBILITY AND AWARDS

         All Eligible Persons are eligible to be designated by the Committee to receive an Award under the Plan. The Committee has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares or units subject to the Awards that are granted under the Plan. Each Award will be evidenced by an Award Agreement as described in Section 13 hereof between the Corporation and the Participant that shall include the terms and conditions consistent with the Plan as the Committee may determine.

6.       STOCK OPTIONS

         6.1. Grant of Option. An Option may be granted to any Eligible Person selected by the Committee; provided, however, that only Employees shall be eligible for Awards of Incentive Stock Options. Each Option shall be designated, at the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option. The maximum number of shares of Common Stock that may be granted under Options to any one Participant during any calendar year shall be limited to 1,000,000 shares (subject to adjustment as provided in Section 3.2 hereof).

         6.2. Exercise Price. The exercise price of the Option shall be determined by the Committee; provided, however, that the exercise price per share of an Option shall not be less than 100 percent of the Fair Market Value per share of the Common Stock on the Date of Grant.

         6.3. Vesting; Term of Option. The Committee, in its sole discretion, shall prescribe in the Award Agreement the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and exercisable, and may accelerate the exercisability of any Option at any time. An Option may become vested and exercisable upon a Participant's retirement, death, disability, Change in Control or other event, to the extent provided in an Award Agreement. The period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in an Award Agreement, and subject to such limitations as may apply under an Award Agreement relating to the termination of a Participant's employment or other service with the Corporation or any Subsidiary.

         6.4. Option Exercise; Withholding. Subject to such terms and conditions as shall be specified in an Award Agreement, an Option may be exercised in whole or in part at any time during the term thereof by written notice to the Corporation together with payment of the aggregate exercise price therefor. Payment of the exercise price shall be made (i) in cash or by cash equivalent,
(ii) at the discretion of the Committee, in shares of Common Stock acceptable to the Committee, valued at the Fair Market Value of such shares on the date of exercise, (iii) at the discretion of the Committee, by a delivery of a notice that the Participant has placed a market sell order (or similar instruction) with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Corporation in satisfaction of the Option exercise price (conditioned upon the payment of such net proceeds), (iv) at the discretion of the Committee, by a combination of the methods described above or
(v) by such other method as may be approved by the Committee and set forth in the Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Corporation the full amount of any and all applicable income tax and employment tax amounts required to be withheld in connection with such exercise, payable under one or more of the methods described above for the payment of the exercise price of the Options as may be approved by the Committee.

         6.5. Limited Transferability. Solely to the extent permitted by the Committee in an Award Agreement and subject to such terms and conditions as the Committee shall specify, a Nonqualified Stock Option (but not an Incentive Stock Option) may be transferred to members of the Participant's immediate family (as determined by the Committee) or to trusts, partnerships or corporations whose beneficiaries, members or owners are members of the Participant's immediate family, and/or to such other persons or entities as may be approved by the Committee in advance and set forth in an Award Agreement, in each case subject to the condition that the Committee be satisfied that such transfer is being made for estate or tax planning purposes or for gratuitous or donative purposes, without consideration (other than nominal consideration) being received therefor. Except to the extent permitted by the Committee in accordance with the foregoing, an Option shall be nontransferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

         6.6.     Additional Rules for Incentive Stock Options.

         (a) Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate fair market value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan, and any other stock option plans of the Corporation, any Subsidiary or any parent corporation, would exceed $100,000, determined in accordance with section 422(d) of the Code. This limitation shall be applied by taking options into account in the order in which granted.

         (b) Termination of Employment. An Award Agreement for an Incentive Stock Option may provide that such Option may be exercised not later than 3 months following termination of employment of the Participant with the Corporation and all Subsidiaries, subject to special rules relating to death and disability, as and to the extent determined by the Committee to be appropriate with regard to the requirements of section 422 of the Code and Treasury Regulations thereunder.

         (c) Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under section 422 of the Code. Such terms shall include, if applicable, limitations on Incentive Stock Options granted to ten-percent owners of the Corporation. An Award Agreement for an Incentive Stock Option may provide that such Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to "incentive stock options" under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

         (d) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

7.       STOCK APPRECIATION RIGHTS

         7.1. Grant of SARs. A Stock Appreciation Right granted to a Participant is an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the Fair Market Value of the Common Stock over a base price established for the Award, exercisable at such time or times and upon conditions as may be approved by the Committee. The maximum number of shares of Common Stock that may be subject to SARs granted to any one Participant during any calendar year shall be limited to 1,000,000 shares (subject to adjustment as provided in Section 3.2 hereof).

         7.2. Tandem SARs. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option. An SAR granted in connection with an Option will entitle the holder, upon exercise, to surrender such Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment of an amount computed as described in Section 7.4 hereof. Such Option will, to the extent and when surrendered, cease to be exercisable. An SAR granted in connection with an Option hereunder will have a base price per share equal to the per share exercise price of the Option, will be exercisable at such time or times, and only to the extent, that a related Option is exercisable, and will expire no later than the related Option expires.

         7.3. Freestanding SARs. A Stock Appreciation Right may be granted without relationship to an Option and, in such case, will be exercisable as determined by the Committee, but in no event after 10 years from the Date of Grant. The base price of an SAR granted without relationship to an Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of a freestanding SAR shall not be less than 100 percent of the Fair Market Value of the Common Stock on the Date of Grant.

         7.4. Payment of SARs. An SAR will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of such SAR, by (ii) the number of shares as to which such SAR will have been exercised. Payment of the amount determined under the foregoing may be made, in the discretion of the Committee, in cash, in shares of Common Stock valued at their Fair Market Value on the date of exercise, or in a combination of cash and shares of Common Stock.

8.       RESTRICTED STOCK

         8.1. Grants of Restricted Stock. An Award of Restricted Stock to a Participant represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may, in connection with an Award of Restricted Stock, require the payment of a specified purchase price. The Committee may grant Awards of Restricted Stock that are intended to qualify for exemption under Section 162(m), as well as Awards of Restricted Stock that are not intended to so qualify.

         8.2. Vesting Requirements. The restrictions imposed on an Award of Restricted Stock shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Such vesting requirements may be based on the continued employment of the Participant with the Corporation or its Subsidiaries for a specified time period or periods, provided that any such restriction shall not be scheduled to lapse in its entirety earlier than the first anniversary of the Date of Grant. Such vesting requirements may also be based on the attainment of specified business goals or measures established by the Committee in its sole discretion. In the case of any Award of Restricted Stock that is intended to qualify for exemption under Section 162(m), the vesting requirements shall be limited to the performance criteria identified in
Section 9.3 below, and the terms of the Award shall otherwise comply with the
Section 162(m) requirements described in Section 9.4 hereof; provided, however, that the maximum number of shares of Common Stock that may be subject to an Award of Restricted Stock granted to a Section 162(m) Participant during any one calendar year shall be separately limited to 200,000 shares (subject to adjustment as provided in Section 3.2 hereof).

         8.3. Restrictions. Shares of Restricted Stock may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or expire or unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Restricted Stock granted or sold pursuant to the Plan will remain in the physical custody of an escrow holder until all restrictions are removed or expire. Failure to satisfy any applicable restrictions shall result in the subject shares of Restricted Stock being forfeited and returned to the Corporation, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing Restricted Stock granted under the Plan bear a legend making appropriate reference to the restrictions imposed.

         8.4. Rights as Shareholder. Subject to the foregoing provisions of this
Section 8 and the applicable Award Agreement, the Participant will have all rights of a shareholder with respect to shares of Restricted Stock granted to him, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock is granted, as set forth in the Award Agreement.

         8.5. Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant refraining from making an election with respect to the Award under section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to section 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to promptly file a copy of such election with the Corporation.

9.       PERFORMANCE AWARDS

         9.1. Grant of Performance Awards. The Committee may grant Performance Awards under the Plan, which shall be represented by units denominated on the Date of Grant either in shares of Common Stock (Performance Shares) or in specified dollar amounts (Performance Units). The Committee may grant Performance Awards that are intended to qualify for exemption under Section 162(m), as well as Performance Awards that are not intended to so qualify. At the time a Performance Award is granted, the Committee shall determine, in its sole discretion, one or more performance periods and performance goals to be achieved during the applicable performance periods, as well as such other restrictions and conditions as the Committee deems appropriate. In the case of Performance Units, the Committee shall also determine a target unit value or a range of unit values for each Award. No performance period shall exceed ten years from the Date of Grant. The performance goals applicable to a Performance Award grant may be subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events such as changes in law, accounting practices or unusual or nonrecurring items or occurrences. Any such adjustments shall be subject to such limitations as the Committee deems appropriate in the case of a Performance Award granted to a Section 162(m) Participant that is intended to qualify for exemption under Section 162(m).

         9.2. Payment of Performance Awards. At the end of the performance period, the Committee shall determine the extent to which performance goals have been attained or a degree of achievement between minimum and maximum levels in order to establish the level of payment to be made, if any, and shall determine if payment is to be made in the form of cash or shares of Common Stock (valued at their Fair Market Value at the time of payment) or a combination of cash and shares of Common Stock. Payments of Performance Awards shall generally be made as soon as practicable following the end of the performance period.

         9.3. Performance Criteria. The performance criteria upon which the payment or vesting of a Performance Award intended to qualify for exemption under Section 162(m) may be based shall be limited to the following business measures, which may be applied with respect to the Corporation, any Subsidiary or any business unit, and which may be measured on an absolute or relative to peer-group basis: (i) total shareholder return, (ii) stock price increase, (iii) return on equity, (iv) return on capital, (v) earnings per share, (vi) EBIT (earnings before interest and taxes) (vii) cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital) and (viii) cost per kWh. In the case of Performance Awards that are not intended to qualify for exemption under Section 162(m), the Committee shall designate performance criteria from among the foregoing or such other business criteria as it shall determine it its sole discretion.

         9.4. Section 162(m) Requirements. In the case of a Performance Award granted to a Section 162(m) Participant that is intended to comply with the requirements for exemption under Section 162(m), the Committee shall make all determinations necessary to establish a Performance Award within 90 days of the beginning of the performance period (or such other time period required under Section 162(m)), including, without limitation, the designation of the Section 162(m) Participants to whom Performance Awards are made, the performance criteria or criterion applicable to the Award and the performance goals that relate to such criteria, and the dollar amounts or number of shares of Common Stock payable upon achieving the applicable performance goals. As and to the extent required by Section 162(m), the terms of a Performance Award granted to a Section 162(m) Participant must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Section 162(m) Participant, and must preclude discretion to increase the amount of compensation payable that would otherwise be due under the terms of the Award. The maximum amount of compensation that may be payable to a Section 162(m) Participant during any one calendar year under a Performance Unit Award shall be $2.5 million. The maximum number of Common Stock units that may be subject to a Performance Share Award granted to a Section 162(m) Participant during any one calendar year shall be 200,000 share units (subject to adjustment as provided in Section 3.2 hereof).

10.      PHANTOM STOCK

         10.1. Grant of Phantom Stock. Phantom Stock is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with an initial value based on the Fair Market Value of the Common Stock on the Date of Grant. Phantom Stock shall be subject to such restrictions and conditions as the Committee shall determine. On the Date of Grant, the Committee shall determine, in its sole discretion, the installment or other vesting period of the Phantom Stock and the maximum value of the Phantom Stock, if any. No vesting period shall exceed 10 years from the Date of Grant. An Award of Phantom Stock may be granted, at the discretion of the Committee, together with an Award of Dividend Equivalent rights for the same number of shares covered thereby.

         10.2. Payment of Phantom Stock. Upon the vesting date or dates applicable to Phantom Stock granted to a Participant, an amount equal to the Fair Market Value of one share of Common Stock upon such vesting dates (subject to any applicable maximum value) shall be paid with respect to such Phantom Stock unit granted to the Participant. Payment may be made, at the discretion of the Committee, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting dates, or in a combination thereof.

11.      DIVIDEND EQUIVALENTS

         11.1. Grant of Dividend Equivalents. A Dividend Equivalent granted to a Participant is an Award in the form of a right to receive cash payments determined by reference to dividends declared on the Common Stock from time to time during the term of the Award, which shall not exceed 10 years from the Date of Grant. Dividend Equivalents may be granted on a stand-alone basis or in tandem with other Awards. Dividend Equivalents granted on a tandem basis shall expire at the time the underlying Award is exercised or otherwise becomes payable to the Participant, or expires.

         11.2. Payment of Dividend Equivalents. Dividend Equivalent Awards shall be payable in cash or in shares of Common Stock, valued at their Fair Market Value on either the date the related dividends are declared or the Dividend Equivalents are paid to a Participant, as determined by the Committee. Dividend Equivalents shall be payable to a Participant as soon as practicable following the time dividends are declared and paid with respect to the Common Stock, or at such later date as the Committee shall specify in the Award Agreement. Dividend Equivalents granted with respect to Options intended to qualify for exemption under Section 162(m) shall be payable regardless of whether the Option is exercised.

12.  CHANGE IN CONTROL

         12.1. Effect of Change in Control. The Committee may, in an Award Agreement, provide for the effect of a Change in Control on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the waiver or modification of performance or other conditions related to the payment or other rights under an Award; (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control.

         12.2. Definition of Change in Control. For purposes hereof, a "Change in Control" shall be deemed to have occurred upon:

                  (i) an acquisition subsequent to the Effective Date hereof by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (A) the then outstanding shares of Common Stock or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) any acquisition by the Corporation and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary;

                  (ii) during any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, disability or voluntary retirement) to constitute a majority thereof;

                  (iii) the approval by the shareholders of the Corporation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Corporation is the surviving corporation in such transaction, other than a merger, consolidation, or reorganization that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization;

                  (iv) the approval by the shareholders of the Corporation of
         (A) the sale or other disposition of all or substantially all of the assets of the Corporation or (B) a complete liquidation or dissolution of the Corporation; or

                  (v) adoption by the Board of a resolution to the effect that any person has acquired effective control of the business and affairs of the Corporation.

13.      AWARD AGREEMENTS

         13.1. Form of Agreement. Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of shares of Common Stock, units or other rights (as applicable) subject to the Award, the exercise, base or purchase price (if any) of the Award, the time or times at which an Award will become vested, exercisable or payable, the duration of the Award and, in the case of Performance Awards, the applicable performance criteria and goals. The Award Agreement shall also set forth other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan. Award Agreements evidencing Awards intended to qualify for exemption under Section 162(m) shall contain such terms and conditions as may be necessary to meet the applicable requirements of Section 162(m). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code.

         13.2. Termination of Service. The Award Agreements may include provisions describing the treatment of an Award in the event of the retirement, disability, death or other termination of a Participant's employment with or other services to the Corporation and all Subsidiaries, such as provisions relating to the vesting, exercisability, acceleration, forfeiture or cancellation of the Award in these circumstances, including any such provisions as may be appropriate for Incentive Stock Options as described in Section 6.6(b) hereof.

         13.3. Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Corporation or Subsidiary policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Corporation or any Subsidiary.

         13.4. Contract Rights; Amendment. Any obligation of the Corporation to any Participant with respect to an Award shall be based solely upon contractual obligations created by an Award Agreement. No Award shall be enforceable until the Award Agreement has been signed on behalf of the Corporation by its authorized representative and signed by the Participant and returned to the Corporation. By executing the Award Agreement, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board or their delegates. Award Agreements covering outstanding Awards may be amended or modified by the Committee in any manner that may be permitted for the grant of Awards under the Plan, subject to the consent of the Participant to the extent provided in the Award Agreement.

14.      GENERAL PROVISIONS

         14.1. No Assignment or Transfer; Beneficiaries. Except as provided in
Section 6.5 hereof, Awards under the Plan shall not be assignable or transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant the Award shall be exercised only by such Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other specified under an Award following the Participant's death.

         14.2. Deferrals of Payment. The Committee may permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish the rules and procedures relating to such deferral, including, without limitation, the period of time in advance of payment when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

         14.3. Rights as Shareholder. A Participant shall have no rights as a holder of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of these securities. Except as provided in Section 3.2 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for Dividend Equivalents, dividend payments or similar economic benefits.

         14.4. Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by or otherwise serves the Corporation or any Subsidiary.

         14.5. Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Corporation may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

         14.6. Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement shall specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

         14.7. Unfunded Plan. The adoption of this Plan and any setting aside of cash amounts or shares of Common Stock by the Corporation with which to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. The benefits provided under this Plan shall be a general, unsecured obligation of the Corporation payable solely from the general assets of the Corporation, and neither a Participant nor the Participant's permitted transferees or estate shall have any interest in any assets of the Corporation by virtue of this Plan, except as a general unsecured creditor of the Corporation. Notwithstanding the foregoing, the Corporation shall have the right to implement or set aside funds in a grantor trust subject to the claims of the Corporation's creditors to discharge its obligations under the Plan.

         14.8. Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Subsidiary, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees of the Corporation or any Subsidiary. The amount of any compensation deemed to be received by Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan.

         14.9. Plan Binding on Successors. The Plan shall be binding upon the Corporation, its successors and assigns, and the Participant, his executor, administrator and permitted transferees and beneficiaries.

         14.10. Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

         14.11. Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

         14.12. Governing Law. The validity and construction of this Plan and of the Award Agreements shall be governed by the laws of the State of North Carolina.

15.      EFFECTIVE DATE, TERMINATION AND AMENDMENT

         15.1. Effective Date; Shareholder Approval. The Effective Date of the Plan shall be the date following adoption of the Plan by the Board on which the Plan is approved by the shareholders of the Corporation. At the sole discretion of the Board, in order to comply with the requirements of Section 162(m) for certain types of Awards under the Plan, the performance criteria set forth in
Section 9.3 shall be reapproved by the shareholders of the Corporation no later than the first shareholder meeting that occurs in the fifth calendar year following the calendar year of the initial shareholder approval of such performance criteria.

         15.2. Termination. The Plan shall terminate on the date immediately preceding the tenth anniversary of the date the Plan is adopted by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall in any manner affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

         15.3. Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall be effective without the consent of the Corporation's shareholders that would (i) change the class of Eligible Persons under the Plan, (ii) increase the number of shares of Common Stock reserved for issuance under the Plan or for certain types of Awards under Section 3.1 hereof, or (iii) allow the grant of Options at an exercise price below Fair Market Value, or allow the repricing of Options without shareholder approval. In addition, the Board may seek the approval of any amendment or modification by the Corporation's shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or section 422 of the Code, the listing requirements of the New York Stock Exchange or for any other purpose. No amendment or modification of the Plan shall in any manner affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

                           ---------------------------------------------------

                                                                   EXHIBIT B


                             DUKE ENERGY CORPORATION
                                POLICY COMMITTEE
                            SHORT-TERM INCENTIVE PLAN

                                    ARTICLE I

                                     General

         SECTION 1.1 PURPOSE. The purpose of the Duke Energy Corporation Policy Committee Short-Term Incentive Plan (the "Plan") is to benefit and advance the interests of Duke Energy Corporation, a North Carolina corporation (the "Corporation"), by rewarding selected senior executives of the Corporation and its subsidiaries for their contributions to the Corporation's financial success and thereby motivate them to continue to make such contributions in the future by granting annual performance-based awards (individually, "Award").

         SECTION 1.2 ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee ("Committee") which shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. The Committee shall be the Compensation Committee of the Corporation's Board of Directors ("Board") (or such subcommittee as may be appointed by the Board) except that (i) the number of directors on the Committee shall not be less than three (3) and (ii) each member of the Committee shall be an "outside director" within the meaning of Section 162(m)(4) of the Internal Revenue Code of 1986, as amended (the "Code"). All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Corporation, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. The Committee shall have authority to determine the terms and conditions of the Awards granted to eligible persons specified in Section 1.3 below ("Participants").

         SECTION 1.3 ELIGIBLE PERSONS. Awards may be granted only to employees of the Corporation or one of its subsidiaries who serve on the Policy Committee of the Corporation. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Corporation or one of its subsidiaries for services performed as an employee of the Corporation or any of its subsidiaries.

                                   ARTICLE II

                                     Awards

         SECTION 2.1 AWARDS. The Committee may grant Awards to eligible employees with respect to each fiscal year of the Corporation, subject to the terms and condition set forth in the Plan.

         SECTION 2.2 TERMS OF AWARDS. Prior to the commencement of each fiscal year of the Corporation (or by March 31, 1998, in the case of the fiscal year ending December 31, 1998), the Committee shall establish (i) performance targets ("Performance Targets") for the Corporation for such fiscal year ("Performance Period") and (ii) target awards ("Target Awards") that correspond to the Performance Targets, for each eligible employee to whom an Award for the Performance Period is granted ("Participant"). Such Performance Targets shall be expressed as specified levels of Earnings Per Share. For purposes of the Plan, "Earnings Per Share" for any Performance Period means earnings per share of the Corporation's common stock, as reported by the Corporation in its consolidated financial statements for the fiscal year of the Corporation in question.

         SECTION 2.3 LIMITATION ON AWARDS. The aggregate amount of all Awards to any Participant for any Performance Period shall not exceed one and one-half million dollars ($1,500,000.00).

         SECTION 2.4 DETERMINATION OF AWARD. The Committee shall, promptly after the date on which the necessary financial or other information for a particular Performance Period becomes available, certify in writing whether any Performance Target has been achieved, and, if so, the highest Performance Target that has been achieved, all in the manner required by Section 162(m) of the Code. If any Performance Target has been achieved, the Awards, determined for each Participant with reference to the Target Award that corresponds to the highest Performance Target achieved, for such Performance Period shall have been earned except that the Committee may, in its sole discretion, reduce the amount of any Award to reflect the Committee's assessment of the Participant's individual performance, to reflect the failure of the Participant to remain in the continuous employ of the Corporation or its subsidiaries throughout the applicable Performance Period, or for any other reason. Such Awards shall become payable in cash as promptly as practicable thereafter. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to elect to defer payment of all or any portion of the Award the Participant might earn for a Performance Period, by filing such written form as the Corporation may prescribe with the Corporation at least 15 days prior to the commencement of the Performance Period (or by March 31, 1998, in the case of the Performance Period ending December 31, 1998), all on such terms and conditions as the Committee may establish from time to time.

                                   ARTICLE III

                                  Miscellaneous

         SECTION 3.1 NO RIGHTS TO AWARDS OR CONTINUED EMPLOYMENT. No employee shall have any claim or right to receive Awards under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Corporation or any of its subsidiaries.
         SECTION 3.2 RESTRICTION ON TRANSFER, BENEFICIARY. Awards (or interests therein) to a

Participant or amounts payable with respect to a Participant under the Plan are not subject to assignment or alienation, whether voluntary or involuntary. Notwithstanding the foregoing, a Participant may designate a beneficiary or beneficiaries to receive, in the event of the Participant's death, any amounts remaining to be paid with respect to the Participant under the Plan. The Participant shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries. To be effective, any such designation, revocation or redesignation must be in such written form as the Corporation may prescribe and must be received by the Corporation prior to the Participant's death. If a Participant dies without effectively designating a beneficiary or if all designated beneficiaries predecease the Participant, any amounts remaining to the be paid with respect to the Participant under the Plan, shall be paid to the Participant's estate.

         SECTION 3.3 TAX WITHHOLDING. The Corporation or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's beneficiary or beneficiaries any Federal, state or local taxes required by law to be withheld with respect to such payments

         SECTION 3.4 NO RESTRICTION ON RIGHT OF CORPORATION TO EFFECT CHANGES. The Plan shall not affect in any way the right or power of the CORPORATION or its shareholders to make or authorize any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event involving the CORPORATION or a subsidiary or division thereof of any other event or series of events, whether of a similar character or otherwise.

         SECTION 3.5 SOURCE OF PAYMENTS. The CORPORATION shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the CORPORATION, such rights shall be no greater than those of an unsecured creditor.

         SECTION 3.6 TERMINATION AND AMENDMENT. The Plan shall continue in effect until terminated by the Board. The Committee may at any time amend or otherwise modify the Plan in such respects as it deems advisable; provided, however, no such amendment or modification may be effective without Board approval or CORPORATION shareholder approval if such approval is necessary to comply with the requirements for qualified performance-based compensation under
Section 162(m) of the Code.

         SECTION 3.7 GOVERNMENTAL REGULATIONS. The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

         SECTION 3.8 HEADINGS. The headings of sections and subsections herein are include solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

         SECTION 3.9 GOVERNING LAW. The Plan and all rights and Awards hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

         SECTION 3.10 EFFECTIVE DATE. The Plan shall be effective as of January 1, 1998; provided, however, that it shall be a condition to the effectiveness of the Plan, and any Awards hereunder, that the shareholders of the CORPORATION approve the adoption of the Plan at the 1998 Annual Meeting of Shareholders. Such approval shall meet the requirements of Section 162(m) of the Code and the regulations thereunder. If such approval is not obtained, then the Plan and any Award hereunder shall be void AB INITIO.

============================================================================

                                    APPENDIX



TO PARTICIPANTS IN THE PANENERGY EMPLOYEES' SAVINGS PLAN (ESP), EMPLOYEES' STOCK OWNERSHIP PLAN (ESOP) AND/OR TAX CREDIT EMPLOYEE STOCK OWNERSHIP PLAN (TRASOP):

As a participant in the ESP, ESOP, and/or TRASOP, you have the right with respect to the shares credited to your plan account to direct voting of those shares on the issues presented at Duke Energy's 1998 Annual Shareholder Meeting, to be held April 16 in Charlotte, N.C.

I encourage you to read the enclosed Proxy Statement and to complete the attached proxy to direct the voting of those shares credited to your plan account or accounts. Any unvoted shares will be voted by the respective plan trustee in the same proportion as the voted shares for each respective plan. Even though you may have returned a proxy for shares owned outside the plan or plans, you are encouraged to exercise your rights by completing and returning the enclosed proxy. Participants who wish to vote their ESP, ESOP and/or TRASOP shares separately may contact Duke Energy Investor Relations at (800)488-3853.




Sincerely,
R.B. Priory

Chairman of the Board
and Chief Executive Office

Directors recommend a vote "For" Items 1, 2, 3, and 4

1. Election of five directors who will constitute Class I of the Board of Directors, two directors to continue in Class II and one director to continue in Class III.

     To vote your shares for all director nominees, or to withhold voting for all nominees, mark the appropriate box. If you do not wish your shares voted for a particular director nominee, mark the "For*" box and enter name(s) of the exceptions in the space provided.

                         Withhold
For      For*            Authority

[  ]    [  ]             [  ]



----------------------------------       ----------------------

---------------------------------       ------------------------

---------------------------------        -----------------------



2.    Ratification of appointment of auditors.

For       Against    Abstain

[  ]      [   ]       [   ]


3. Approval of the Duke Energy Corporation 1998 Long-Term Incentive Plan.


For       Against    Abstain

[  ]      [   ]       [   ]


4. Approval of the Duke Energy Corporation Policy Committee Short-Term Incentive Plan.

For       Against    Abstain

[  ]      [   ]       [   ]



SHARES HELD AS OF FEBRUARY 27, 1998:



                         If you plan to attend the meeting, please mark:  [  ]


                         If you do not wish to receive an Annual Report for this
                         account, please mark:   [  ]


Sign here as name(s)     ________________________
appears above            X _____________________     Date        ,1998
                                                     -----------------

PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. Each joint owner should sign. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

                             DUKE ENERGY CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R.B.Priory, R.J. Osborne and W. Edward Poe, Jr., and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Energy Corporation of the undersigned at the annual meeting of shareholders to be held in the Energy Center, 526 South Church Street, Charlotte, North Carolina, on April 16, 1998, and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES, IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THE REVERSE OF THIS CARD AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

Your vote for the election of directors may be indicated on the reverse. Nominees are Paul M. Anderson, William T. Esrey, Ann M. Gray, Dennis R. Hendrix, Harold S. Hook, W.W. Johnson, Leo E. Linbeck, Jr. and Russell M. Robinson, II.

                      Please sign on reverse and return promptly in the enclosed return envelope.

DEAR SHAREHOLDER:


I hope you will plan to join me and your fellow shareholders at Duke Energy's annual meeting, which begins at 10:00 a.m., Thursday, April 16, in the O.J. Miller Auditorium. located in the Energy Center, 526 South Church St., Charlotte, North Carolina.


Shareholders will be asked to vote on the election of eight directors, the ratification of appointment of auditors and the approval of corporate and executive incentive plans. I encourage you to read your Proxy Statement and then mark, sign, date and return your completed form of proxy as soon as possible.

This will be our first annual meeting of shareholders as Duke Energy Corporation. I hope to see you personally on April 16 in Charlotte.



Sincerely,
R.B. Priory


Chairman of the Board
and Chief Executive Officer

Directors recommend a vote "For" Items 1, 2, 3, and 4

1. Election of five directors who will constitute Class I of the Board of Directors, two directors to continue in Class II and one director to continue in Class III.

     To vote your shares for all director nominees, or to withhold voting for all nominees, mark the appropriate box. If you do not wish your shares voted for a particular director nominee, mark the "For*" box and enter name(s) of the exceptions in the space provided.

                           Withhold
         For      For*     Authority

         [  ]    [  ]       [  ]



2.    Ratification of appointment of auditors.
         For      Against    Abstain


        [  ]       [  ]       [  ]


3.  Approval of the Duke Energy Corporation 1998 Long-Term Incentive Plan.
         For      Against    Abstain


        [  ]      [  ]        [  ]


4. Approval of the Duke Energy Corporation Policy Committee Short-Term Incentive Plan.


         For      Against    Abstain


         [  ]     [  ]        [  ]



SHARES HELD AS OF FEBRUARY 27, 1998:  ______________


                           If you plan to attend the meeting, please mark:  [ ]

                           If you do not wish to receive an Annual Report for
                           this account, please mark:   [  ]

Sign here as name(s)     __________________________
appears above            X ________________________ Date        ,1998
                                                    -----------------

PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. Each joint owner should sign. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

                            Duke Energy Corporation
                         Annual Meeting of Shareholders
                          April 16, 1998 at 10:00 a.m.
                     Energy Center - O.J. Miller Auditorium
                            526 South Church Street
                                Charlotte, N.C.

                  (map of Energy Center location appears here)















                             DUKE ENERGY CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R.B.Priory, R.J. Osborne and W. Edward Poe, Jr., and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Energy Corporation of the undersigned at the annual meeting of shareholders to be held in the Energy Center, 526 South Church Street, Charlotte, North Carolina, on April 16, 1998, and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES, IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THE REVERSE OF THIS CARD AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

Your vote for the election of directors may be indicated on the reverse. Nominees are Paul M. Anderson, William T. Esrey, Ann M. Gray, Dennis R. Hendrix, Harold S. Hook, W.W. Johnson, Leo E. Linbeck, Jr. and Russell M. Robinson, II.

                      Please sign on reverse and return promptly in the enclosed return envelope.

TO PARTICIPANTS IN THE DUKE ENERGY CORPORATION RETIREMENT SAVINGS PLAN:

As a participant in the Duke Energy Corporation Retirement Savings Plan, you have the right with respect to the shares credited to your plan account to direct voting of those shares on any issues presented at Duke Energy's 1998 Annual Shareholder Meeting, to be held April 16 in Charlotte, N.C.

I encourage you to read the enclosed Proxy Statement and to complete the attached proxy to direct the voting of those shares credited to your plan account. If you elect not to return a completed proxy, shares held in your plan account will be voted by the plan trustee acting in its discretion. Even though you may have returned a proxy for shares owned outside the plan, you are encouraged to exercise your rights by completing and returning the enclosed proxy.

Sincerely,
R.B. Priory

Chairman of the Board
and Chief Executive Officer

Directors recommend a vote "For" Items 1, 2, 3, and 4

1. Election of five directors who will constitute Class I of the Board of Directors, two directors to continue in Class II and one director to continue in Class III.

     To vote your shares for all director nominees, or to withhold voting for all nominees, mark the appropriate box. If you do not wish your shares voted for a particular director nominee, mark the "For*" box and enter name(s) of the exceptions in the space provided.

                           Withhold
         For      For*     Authority


       [  ]       [  ]     [  ]


2.    Ratification of appointment of auditors.
         For      Against    Abstain

         [  ]      [  ]       [  ]



3.  Approval of the Duke Energy Corporation 1998 Long-Term Incentive Plan.
         For      Against    Abstain

         [  ]      [  ]        [  ]



4. Approval of the Duke Energy Corporation Policy Committee Short-Term Incentive Plan.


         For      Against    Abstain


         [  ]       [  ]      [  ]


SHARES HELD AS OF FEBRUARY 27, 1998:  ______________


                           If you plan to attend the meeting, please mark:  [ ]


                           If you do not wish to receive an Annual Report for
                           this account, please mark:    [  ]

Sign here as name(s)     _____________________________
appears above            X __________________________ Date        ,1998
                                                      -----------------

PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. Each joint owner should sign. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

                             DUKE ENERGY CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints R.B.Priory, R.J. Osborne and W. Edward Poe, Jr., and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Energy Corporation of the undersigned at the annual meeting of shareholders to be held in the Energy Center, 526 South Church Street, Charlotte, North Carolina, on April 16, 1998, and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES, IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THE REVERSE OF THIS CARD AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

         Your vote for the election of directors may be indicated on the reverse. Nominees are Paul M. Anderson, William T. Esrey, Ann M. Gray, Dennis R. Hendrix, Harold S. Hook, W.W. Johnson, Leo E. Linbeck, Jr. and Russell M. Robinson, II.

                      Please sign on reverse and return promptly in the enclosed return envelope.

TO PARTICIPANTS IN THE EMPLOYEES' STOCK OWNERSHIP PLAN:

As a participant in the Duke Energy Corporation Employees' Stock Ownership Plan, you have the right with respect to the shares credited to your plan account to direct voting of those shares on any issues presented at Duke Energy's 1998 Annual Shareholder Meeting, to be held April 16 in Charlotte, N.C.

I encourage you to read the enclosed Proxy Statement and to complete the attached proxy to direct the voting of those shares credited to your plan account. If you elect not to return a completed proxy, shares held in your plan account will be voted by the plan trustee acting in its discretion. Even though you may have returned a proxy for shares owned outside the plan, you are encouraged to exercise your rights by completing and returning the enclosed proxy.

Sincerely,
R.B. Priory
Chairman of the Board
and Chief Executive Officer


Directors recommend a vote "For" Items 1, 2, 3, and 4


1. Election of five directors who will constitute Class I of the Board of Directors, two directors to continue in Class II and one director to continue in Class III.

     To vote your shares for all director nominees, or to withhold voting for all nominees, mark the appropriate box. If you do not wish your shares voted for a particular director nominee, mark the "For*" box and enter name(s) of the exceptions in the space provided.

                           Withhold
         For      For*     Authority

        [  ]     [  ]       [  ]



2.    Ratification of appointment of auditors.
         For      Against    Abstain

         [  ]     [  ]        [  ]



3.  Approval of the Duke Energy Corporation 1998 Long-Term Incentive Plan.
         For      Against    Abstain

        [  ]       [  ]       [  ]



4. Approval of the Duke Energy Corporation Policy Committee Short-Term Incentive Plan.


         For      Against    Abstain

         [  ]      [  ]       [  ]


SHARES HELD AS OF FEBRUARY 27, 1998:


                           If you plan to attend the meeting, please mark: [ ]


                           If you do not wish to receive an Annual Report for
                           this account, please mark:   [  ]


Sign here as name(s)     __________________________
appears above            X ________________________ Date        ,1998
                                                    -----------------

PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. Each joint owner should sign. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

                             DUKE ENERGY CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R.B.Priory, R.J. Osborne and W. Edward Poe, Jr., and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Energy Corporation of the undersigned at the annual meeting of shareholders to be held in the Energy Center, 526 South Church Street, Charlotte, North Carolina, on April 16, 1998, and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES, IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THE REVERSE OF THIS CARD AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.



Your vote for the election of directors may be indicated on the reverse. Nominees are Paul M. Anderson, William T. Esrey, Ann M. Gray, Dennis R. Hendrix, Harold S. Hook, W.W. Johnson, Leo E. Linbeck, Jr. and Russell M. Robinson, II.



                      Please sign on reverse and return promptly in the enclosed return envelope.